Neuberger Berman Equity Funds

INVESTOR CLASS

Neuberger Berman Focus Fund — NBSSX

Neuberger Berman Genesis Fund — NBGNX

Neuberger Berman Guardian Fund — NGUAX

Neuberger Berman International Fund — NBISX

Neuberger Berman Large Cap Disciplined Growth Fund — NBCIX

Neuberger Berman Mid Cap Growth Fund — NMANX

Neuberger Berman Partners Fund — NPRTX

Neuberger Berman Regency Fund — NBRVX

Neuberger Berman Small Cap Growth Fund — NBMIX

Neuberger Berman Socially Responsive Fund — NBSRX

Prospectus December 16, 2011
(as amended February 8, 2012 for Neuberger Berman Small Cap Growth Fund)

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN EQUITY FUNDS

Fund Summaries
Neuberger Berman Focus Fund	2
Neuberger Berman Genesis Fund	6
Neuberger Berman Guardian Fund	10
Neuberger Berman International Fund	14
Neuberger Berman Large Cap Disciplined Growth Fund	19
Neuberger Berman Mid Cap Growth Fund	23
Neuberger Berman Partners Fund	27
Neuberger Berman Regency Fund	32
Neuberger Berman Small Cap Growth Fund	36
Neuberger Berman Socially Responsive Fund	40
Descriptions of Certain Practices and Security Types	45
Additional Information about Principal Investment Risks	45
Information about Additional Risks	47
Descriptions of Indices	47
Management of the Funds	48
Financial Highlights	51
YOUR INVESTMENT
Share Prices	61
Privileges and Services	62
Distributions and Taxes	62
Maintaining Your Account	64
Buying Shares	69
Selling Shares	70
Market Timing Policy	71
Portfolio Holdings Policy	71
Fund Structure	72

Fund Summaries
Neuberger Berman Focus Fund
Investor Class Shares (NBSSX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79
Distribution (12b-1) fees	None
Other expenses	0.18
Total annual operating expenses	0.97

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.

Under normal market conditions, the Fund typically holds a limited number of stocks. Because of this, the Fund may at times be substantially over- and under-weighted in certain economic sectors.

The Portfolio Managers, with the assistance of Neuberger Berman research analysts, look for what they believe to be undervalued companies. Factors in identifying these firms may include depressed valuations, above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target valuation, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

2 Focus Fund

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

3 Focus Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund had a policy of investing 90% of its assets in no more than six economic sectors prior to December 17, 2007, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-6.69	-36.41	64.89	5.00	0.00	12.41	6.54	-40.68	29.27	12.07
Best quarter: Q2 ’03, 34.06% Worst quarter: Q3 ’02, -31.87% Year-to-date performance as of 9/30/2011: -13.40%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	12.07	0.58	0.56
Return After Taxes on Distributions	11.98	-0.91	-0.54
Return After Taxes on Distributions and Sale of Fund Shares	7.97	0.45	0.40
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Timothy Creedon, CFA (Senior Vice President of NBM and NB LLC) and David Levine, CFA (Senior Vice President of NBM and NB LLC). They have managed the Fund since 2011 and 2008, respectively.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

4 Focus Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

5 Focus Fund

Neuberger Berman Genesis Fund
Investor Class Shares (NBGNX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment )
Management fees	0.92
Distribution (12b-1) fees	None
Other expenses	0.14
Total annual operating expenses	1.06

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has grown beyond $2 billion.

The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

6 Genesis Fund

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Managers commit a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

7 Genesis Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
12.11	-2.96	31.70	18.76	16.37	7.31	21.89	-32.88	26.32	21.42
Best quarter: Q2 ’09, 16.30% Worst quarter: Q4 ’08, -26.55% Year-to-date performance as of 9/30/2011: -7.16%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	21.42	6.13	10.31
Return After Taxes on Distributions	21.42	5.16	9.63
Return After Taxes on Distributions and Sale of Fund Shares	13.92	5.15	9.06
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85	4.47	6.33
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner (each a Managing Director of NBM and NB LLC). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund since 1994 and 1997, respectively. Mr. Bowyer and Mr. Reiner are Associate Portfolio Managers and have co-managed the Fund since 2005.

8 Genesis Fund

BUYING AND SELLING SHARES

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

9 Genesis Fund

Neuberger Berman Guardian Fund
Investor Class Shares (NGUAX)

GOAL

The Fund seeks long-term growth of capital; current income is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.76
Distribution (12b-1) fees	None
Other expenses	0.16
Total annual operating expenses	0.92

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests primarily in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

10 Guardian Fund

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

11 Guardian Fund

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-1.84	-25.75	35.14	16.06	8.44	13.48	7.61	-38.21	30.21	19.51
Best quarter: Q2 ’03, 18.36% Worst quarter: Q4 ’08, -26.36% Year-to-date performance as of 9/30/2011: -11.53%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	19.51	3.26	3.82
Return After Taxes on Distributions	19.45	2.25	3.22
Return After Taxes on Distributions and Sale of Fund Shares	12.76	2.66	3.20
S&P 500 Index (reflects no deduction for fees, expenses and taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

12 Guardian Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Portfolio Manager Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Associate Portfolio Managers Ingrid S. Dyott (Managing Director of NBM and NB LLC), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since 2002. Ms. Dyott joined as an Associate Manager in 2003, Mr. Ladiwala in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

13 Guardian Fund

Neuberger Berman International Fund
Investor Class Shares (NBISX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.10
Distribution (12b-1) fees	None
Other expenses	0.51
Total annual operating expenses	1.61
Fee waiver and/or expense reimbursement	0.16
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.45

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$459	$828	$1,868

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) are limited to 1.40% of average net assets. This undertaking lasts until 8/31/2015. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.40% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

14 International Fund

In picking stocks, the Portfolio Manager looks for what he believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

15 International Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

16 International Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-18.01	-13.10	43.30	30.33	23.96	25.18	3.02	-45.74	35.77	17.74
Best quarter: Q2 ’09, 22.83% Worst quarter: Q3 ’08, -23.97% Year-to-date performance as of 9/30/2011: -13.73%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	17.74	2.27	6.32
Return After Taxes on Distributions	17.36	0.96	5.56
Return After Taxes on Distributions and Sale of Fund Shares	11.62	1.68	5.42
MSCI EAFE Index (reflects no deduction for fees or expenses)	8.21	2.94	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since 2000.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

17 International Fund

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

18 International Fund

Neuberger Berman Large Cap Disciplined Growth Fund
Investor Class Shares (NBCIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79
Distribution (12b-1) fees	None
Other expenses1	0.32
Total annual operating expenses	1.11

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$113	$353	$612	$1,352

1
The Fund has agreed that Investor Class will repay Neuberger Berman Management LLC (NBM) for fees and expenses foregone or reimbursed for that class provided that repayment does not cause annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) to exceed 1.11% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense. “Other expenses” shown above include the following repayment: Investor Class  —  0.03%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Growth Index.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, the Portfolio Managers seek to purchase what they believe to be high-quality, dynamic companies that exhibit acceleration in key growth metrics, such as earnings per share, driven by an identifiable catalyst and that are selling at valuations that the Portfolio Managers believe offer the potential for protection from a drop in price.

19 Large Cap Disciplined Growth Fund

The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include: new product development; management changes; demographic shifts; regulatory changes; and mergers, acquisitions and corporate reorganizations. The Portfolio Managers then look to analyze the significance of the catalyst to determine whether the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when an expected catalyst does not materialize, when a catalyst’s impact is below expectations, when the fundamental picture for the company or industry deteriorates, when more attractive alternatives are available at better valuation levels, when they believe the stock has become fully valued, or when the stock grows too large relative to the rest of the portfolio. As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52-week high and re-evaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in stocks of large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because

20 Large Cap Disciplined Growth Fund

the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-29.01	-32.03	25.80	1.53	6.95	8.91	17.07	-34.93	27.19	12.47
Best quarter: Q4 ’01, 20.00% Worst quarter: Q1 ’01, -28.50% Year-to-date performance as of 9/30/2011: -10.67%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Large Cap Disciplined Growth Fund
Return Before Taxes	12.47	3.48	-2.43
Return After Taxes on Distributions	12.46	3.48	-2.43
Return After Taxes on Distributions and Sale of Fund Shares	8.11	2.99	-2.03
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71	3.75	0.02
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower/higher if NBM had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Daniel D. Rosenblatt (Managing Director of NBM and NB LLC) and John J. Barker (Managing Director of NBM and NB LLC). Messrs. Rosenblatt and Barker have managed the Fund since 2007.

21 Large Cap Disciplined Growth Fund

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

22 Large Cap Disciplined Growth Fund

Neuberger Berman Mid Cap Growth Fund
Investor Class Shares (NMANX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79
Distribution (12b-1) fees	None
Other expenses	0.23
Aquired fund fees and expenses	0.01
Total annual operating expenses	1.03

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

23 Mid Cap Growth Fund

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

24 Mid Cap Growth Fund

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-29.66	-31.23	30.57	16.22	13.38	14.59	21.59	-40.98	29.17	27.84
Best quarter: Q4 ’01, 22.91% Worst quarter: Q3 ’01, -30.09% Year-to-date performance as of 9/30/2011: -6.54%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Mid Cap Growth Fund
Return Before Taxes	27.84	6.31	1.23
Return After Taxes on Distributions	27.84	6.31	1.22
Return After Taxes on Distributions and Sale of Fund Shares	18.09	5.46	1.05
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	26.38	4.88	3.12
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	25.48	4.66	6.54
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Kenneth J. Turek (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

25 Mid Cap Growth Fund

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

26 Mid Cap Growth Fund

Neuberger Berman Partners Fund
Investor Class Shares (NPRTX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.73
Distribution (12b-1) fees	None
Other expenses	0.12
Total annual operating expenses	0.85

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for what he believes to be well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include: historical low valuation; strong fundamentals, such as a company’s financial, operational, and competitive positions; and relatively high operating profit margins and returns. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

27 Partners Fund

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

28 Partners Fund

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

29 Partners Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-3.02	-24.82	35.87	19.21	17.99	13.19	10.10	-51.98	56.10	15.40
Best quarter: Q2 ’09, 28.23% Worst quarter: Q4 ’08, -32.80% Year-to-date performance as of 9/30/2011: -20.03%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Partners Fund
Return Before Taxes	15.40	1.51	4.15
Return After Taxes on Distributions	15.38	1.23	3.85
Return After Taxes on Distributions and Sale of Fund Shares	10.04	1.27	3.56
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51	1.28	3.26
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

30 Partners Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

31 Partners Fund

Neuberger Berman Regency Fund
Investor Class Shares (NBRVX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81
Distribution (12b-1) fees	None
Other expenses	0.53
Total annual operating expenses	1.34

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$136	$425	$734	$1,613

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager looks for what he believes to be undervalued companies with high-quality businesses. Factors in identifying these firms may include: historical low valuation; above-average returns on invested capital; and solid balance sheets. This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

32 Regency Fund

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

33 Regency Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-2.34	-11.69	35.88	22.34	12.42	11.55	5.09	-47.19	48.02	26.36
Best quarter: Q3 ’09, 25.73% Worst quarter: Q4 ’08, -28.29% Year-to-date performance as of 9/30/2011: -18.46%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Regency Fund
Return Before Taxes	26.36	2.98	6.44
Return After Taxes on Distributions	26.33	2.38	5.51
Return After Taxes on Distributions and Sale of Fund Shares	17.16	2.45	5.30
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	24.75	4.08	8.07
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	25.48	4.66	6.54
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Michael C. Greene (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

34 Regency Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

35 Regency Fund

Neuberger Berman Small Cap Growth Fund
Investor Class Shares (NBMIX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.11
Distribution (12b-1) fees	None
Other expenses	0.38
Total annual operating expenses	1.49
Fee waiver and/or expense reimbursement	0.19
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.30

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$412	$713	$1,568

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Investor Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) are limited to 1.30% of average net assets. This undertaking lasts until 8/31/2022. The Fund has agreed that Investor Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.30% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

36 Small Cap Growth Fund

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Manager commits a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

37 Small Cap Growth Fund

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-14.47	-44.46	33.26	16.20	15.22	7.98	26.41	-42.26	23.07	20.57
Best quarter: Q4 ’01, 28.91% Worst quarter: Q3 ’01, -27.89% Year-to-date performance as of 9/30/2011: -10.46%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Small Cap Growth Fund
Return Before Taxes	20.57	3.18	-0.09
Return After Taxes on Distributions	20.57	3.18	-0.09
Return After Taxes on Distributions and Sale of Fund Shares	13.37	2.73	-0.08
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09	5.30	3.78
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85	4.47	6.33
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

38 Small Cap Growth Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by David H. Burshtan (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

39 Small Cap Growth Fund

Neuberger Berman Socially Responsive Fund
Investor Class Shares (NBSRX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution (12b-1) fees	None
Other expenses	0.15
Total annual operating expenses	0.90

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s social policy.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above-average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in environmental concerns, and progressive workplace practices including diversity and community relations.

In addition, the Portfolio Managers typically look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or

40 Socially Responsive Fund

the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. As a socially responsive fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days’ written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its social policy. In practice, the Portfolio Managers’ current intention is to hold only equity securities selected in accordance with the Fund’s social investing policies. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Social Investing Risk. The Fund’s social policy could cause the Fund to sell or avoid stocks that subsequently perform well. In addition, undervalued stocks that do not meet the social criteria could outperform those that do.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

41 Socially Responsive Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

42 Socially Responsive Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-2.57	-14.45	34.48	13.57	7.58	14.44	7.48	-38.77	30.61	22.79
Best quarter: Q2 ’09, 15.32% Worst quarter: Q4 ’08, -26.61% Year-to-date performance as of 9/30/2011: -12.29%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Socially Responsive Fund
Return Before Taxes	22.79	3.85	5.16
Return After Taxes on Distributions	22.77	3.62	4.61
Return After Taxes on Distributions and Sale of Fund Shares	14.84	3.28	4.29
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Co-Portfolio Managers Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Ingrid S. Dyott (Managing Director of NBM and NB LLC), and Associate Portfolio Managers Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since 2001. Ms. Dyott became Co-Portfolio Manager of the Fund in 2003. Mr. Ladiwala joined as an Associate Manager in 2003, and Mr. Subhas in 2008.

43 Socially Responsive Fund

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order has been accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus.

The minimum initial investment in Investor Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

44 Socially Responsive Fund

Descriptions of Certain Practices and Security Types

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Foreign Stocks. There are many promising opportunities for investment outside the United States. Foreign markets often respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Growth Investing. For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

Social Investing. Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s stock or debt may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment.

Sector Risk. A Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Foreign and Emerging Market Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or

45

expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. These countries may also have less developed legal and accounting systems. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Fund’s Portfolio Managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Currency Risk. To the extent that a Fund invests in securities denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although a Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. A Fund’s Portfolio Manager may determine not to hedge currency risks, even if suitable instruments appear to be available.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent a Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

46

Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may be appropriately priced. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged.

Social Investing Risk. A Fund’s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are: the social policy could cause the Fund to sell or avoid stocks that subsequently perform well; undervalued stocks that do not meet the social criteria could outperform those that do; or economic or political changes could make certain companies less attractive for investment.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

A Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent that a Fund engages in borrowing or uses derivatives or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities.

Borrowing and using derivatives could create investment leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If a Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.

Neuberger Berman International Fund may use derivatives for hedging as well as for speculation. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss for the Fund.

Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

When a Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect a Fund’s performance and a Fund may not achieve its goal.

Descriptions of Indices

The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.

47

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.

The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks.

The S&P 500 Index is an unmanaged index of U.S. large-cap stocks.

Management of the Funds

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is each Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $183 billion in total assets (as of 9/30/2011) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Funds’ semi-annual report dated February 2011.

Neuberger Berman Focus Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.79% of its average net assets.

Neuberger Berman Genesis Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.92% of its average net assets.

Neuberger Berman Guardian Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.76% of its average net assets.

Neuberger Berman International Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 1.10% of its average net assets.

Neuberger Berman Large Cap Disciplined Growth Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.79% of its average net assets.

Neuberger Berman Mid Cap Growth Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.79% of its average net assets.

Neuberger Berman Partners Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.73% of its average net assets.

Neuberger Berman Regency Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.70% of its average net assets, after voluntary waiver.

Effective September 1, 2011, the Manager has voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. The Manager may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Effective September 1, 2010, the Manager had voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of the Fund.

48

Neuberger Berman Small Cap Growth Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 1.11% of its average net assets.

Effective February 1, 2012, the Manager has voluntarily undertaken to waive or reimburse certain expenses of Investor Class of the Fund so that its total annual operating expenses are limited to 1.25% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, or extraordinary expenses, if any, and is in addition to the contractual undertaking described previously in this prospectus. The Manager may, at its sole discretion, terminate this voluntary commitment with notice to the Fund.  Previously, the Manager had voluntarily undertaken to waive or reimburse certain expenses of Investor Class of the Fund so that its total annual operating expenses were limited to 1.15% of average net assets.

Neuberger Berman Socially Responsive Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Investor Class were 0.75% of its average net assets.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Focus Fund

Timothy Creedon, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Creedon joined the firm in 2005 and has been a Portfolio Manager of the Fund since 2011. He is the Director of Research for the Global Equity Research Department.

David Levine, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Levine joined the firm in 1995 and has been a Portfolio Manager of the Fund since 2008. He is a Portfolio Manager of the Large Cap Value Team of Neuberger Berman LLC.

Neuberger Berman Genesis Fund

Judith M. Vale and Robert W. D’Alelio are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Ms. Vale and Mr. D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Michael L. Bowyer and Brett S. Reiner are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Bowyer and Mr. Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner joined the firm in 2000. They are the Associate Portfolio Managers of the Fund and have co-managed the Fund’s assets since 2005.

Neuberger Berman Guardian Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm in 2001 and has managed the Fund since 2002.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been an Associate Manager of the Fund since 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2008. He joined the firm in 2001.

Neuberger Berman International Fund

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since 2000.

49

Neuberger Berman Large Cap Disciplined Growth Fund

Daniel D. Rosenblatt is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since 2007.

John J. Barker is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since 2007.

Neuberger Berman Mid Cap Growth Fund

Kenneth J. Turek is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Turek has managed the Fund since 2003.

Neuberger Berman Partners Fund

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been a portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

Neuberger Berman Regency Fund

Michael C. Greene is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Greene joined the firm in 2008. He has been a portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer from 1985 to 2008 at another investment adviser that was acquired by Neuberger Berman in 2008.

Neuberger Berman Small Cap Growth Fund

David H. Burshtan is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Burshtan has managed the Fund since 2003.

Neuberger Berman Socially Responsive Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm and has been co-manager of the Fund since 2001.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been co-manager of the Fund since 2003 and before that was an Associate Manager of the Fund since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2008. He joined the firm in 2001.

50

Financial Highlights
Neuberger Berman Focus Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	34.30	32.79	24.78	16.59	16.07
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.15	0.15	0.14	0.11	0.13
	Net gains (losses)—realized and unrealized	3.33	(2.09)	(6.00)	(0.50)	2.70
	Subtotal: income from investment operations	3.48	(1.94)	(5.86)	(0.39)	2.83
Minus:	Distributions to shareholders
	Income dividends	0.15	0.16	0.14	0.13	0.10
	Capital gain distributions	4.84	5.91	2.19	—	—
	Subtotal: distributions to shareholders	4.99	6.07	2.33	0.13	0.10
Equals:	Share price (NAV) at end of year	32.79	24.78	16.59	16.07	18.80
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		0.87	0.88	0.99	0.97	0.97
Gross expenses		0.87(1)	0.89(1)	0.99(1)	0.97	0.97
Expenses(2)		0.88	0.89	0.99	0.97	0.97
Net investment income (loss)—actual		0.44	0.56	0.92	0.61	0.65
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		10.71(3)	(7.12)(3)	(21.06)(3)	(2.39)	17.61
Net assets at end of year (in millions of dollars)		1,018.6	795.6	540.9	478.8	503.8
Portfolio turnover rate (%)		53	90	89	89	113

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

51

Financial Highlights
Neuberger Berman Genesis Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	34.92	37.55	34.95	24.39	26.44
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.18	(0.07)	(0.01)	(0.03)	0.27
	Net gains (losses)—realized and unrealized	5.58	3.53	(9.23)	2.08	7.57
	Subtotal: income from investment operations	5.76	3.46	(9.24)	2.05	7.84
Minus:	Distributions to shareholders
	Income dividends	0.46	0.16	—	—	—
	Capital gain distributions	2.67	5.90	1.32	—	—
	Subtotal: distributions to shareholders	3.13	6.06	1.32	—	—
Equals:	Share price (NAV) at end of year	37.55	34.95	24.39	26.44	34.28
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.02	1.02	1.08	1.06	1.05
Gross expenses		1.03(1)	1.03(1)	1.08(1)	1.06	1.05
Expenses(2)		1.03	1.03	1.08	1.06	1.05
Net investment income (loss)—actual		0.51	(0.20)	(0.04)	(0.11)	0.81
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		17.51(3)	10.18(3)	(25.72)(3)	8.41	29.65
Net assets at end of year (in millions of dollars)		1,997.2	2,386.8	1,626.8	1,773.6	2,157.7
Portfolio turnover rate (%)		25	18	12	16	18

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

52

Financial Highlights
Neuberger Berman Guardian Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	18.64	19.89	16.58	11.15	11.98
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.14	0.11	0.07	0.05	0.11
	Net gains (losses)—realized and unrealized	2.49	(1.05)	(4.15)	0.84	2.45
	Subtotal: income from investment operations	2.63	(0.94)	(4.08)	0.89	2.56
Minus:	Distributions to shareholders
	Income dividends	0.07	0.13	0.05	0.06	0.05
	Capital gain distributions	1.31	2.24	1.30	—	—
	Subtotal: distributions to shareholders	1.38	2.37	1.35	0.06	0.05
Equals:	Share price (NAV) at end of year	19.89	16.58	11.15	11.98	14.49
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		0.87	0.88	0.97	0.95	0.92
Gross expenses		0.87(1)	0.89(1)	0.97(1)	0.95	0.92
Expenses(2)		0.88	0.89	0.97	0.95	0.92
Net investment income (loss)—actual		0.69	0.59	0.67	0.40	0.74
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		14.48(3)	(5.38)(3)	(22.65)(3)	7.99	21.35
Net assets at end of year (in millions of dollars)		1,441.6	1,252.9	875.5	869.2	962.6
Portfolio turnover rate (%)		20	42	29	36	32

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

53

Financial Highlights
Neuberger Berman International Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	24.23	25.68	17.64	13.58	14.51
Plus:	Income from investment operations
	Net investment income (loss)(5)	0.26	0.38	0.16	0.13	0.15
	Net gains (losses)—realized and unrealized	3.81	(4.26)	(3.86)	0.99	2.06
	Subtotal: income from investment operations	4.07	(3.88)	(3.70)	1.12	2.21
	Voluntary contribution from management	—	—	—	—	0.15(4)
	Redemption fees	0.00	0.00	0.00	0.00	0.00
Minus:	Distributions to shareholders
	Income dividends	0.29	0.80	0.36	0.14	0.19
	Capital gain distributions	2.33	3.36	—	—	—
	Tax return of capital	—	—	—	0.05	—
	Subtotal: distributions to shareholders	2.62	4.16	0.36	0.19	0.19
Equals:	Share price (NAV) at end of year	25.68	17.64	13.58	14.51	16.68
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.23	1.25	1.40	1.40	1.45
Gross expenses(1)		1.24	1.26	1.40	1.41	1.60
Expenses(2)		1.25	1.26	1.40	1.40	1.45
Net investment income (loss)—actual		1.02	1.80	1.38	0.93	0.90
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		17.44	(17.11)	(20.42)	8.26	16.28
Net assets at end of year (in millions of dollars)		690.6	405.2	208.8	172.5	166.9
Portfolio turnover rate (%)		42	53	81	61	45

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	The Fund recorded a capital contribution from Management in connection with an administrative matter affecting the timing of a trade.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.

54

Financial Highlights
Neuberger Berman Large Cap Disciplined Growth Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	6.52	7.45	7.39	6.04	6.18
Plus:	Income from investment operations
	Net investment income (loss) (4)	(0.00)	(0.00)	0.02	0.02	(0.01)
	Net gains (losses)—realized and unrealized	0.93	(0.06)	(1.37)	0.12	1.21
	Subtotal: income from investment operations	0.93	(0.06)	(1.35)	0.14	1.20
Minus:	Distributions to shareholders
	Income dividends	—	—	—	0.00	0.00
	Subtotal: distributions to shareholders	—	—	—	0.00	0.00
Equals:	Share price (NAV) at end of year	7.45	7.39	6.04	6.18	7.38
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.50	1.50	1.34	1.11	1.11
Gross expenses(1)		2.44	2.53	2.50	1.23	1.08
Expenses(2)		1.51	1.51	1.34	1.11	1.11
Net investment income (loss)—actual		(0.02)	(0.00)	0.40	0.29	(0.08)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		14.26	(0.81)	(18.27)	2.37	19.44
Net assets at end of year (in millions of dollars)		10.0	11.9	11.7	11.4	15.5
Portfolio turnover rate (%)		46	167	132	104	101

All figures have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

55

Financial Highlights
Neuberger Berman Mid Cap Growth Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.17	10.54	9.53	7.43	8.43
Plus:	Income from investment operations
	Net investment income (loss) (4)	(0.03)	(0.05)	(0.02)	(0.05)	(0.05)
	Net gains (losses)—realized and unrealized	2.40	(0.96)	(2.08)	1.05	2.46
	Subtotal: income from investment operations	2.37	(1.01)	(2.10)	1.00	2.41
Equals:	Share price (NAV) at end of year	10.54	9.53	7.43	8.43	10.84
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.02	1.01	1.11	1.07	1.02
Gross Expenses		1.02(1)	1.01(1)	1.11(1)	1.07	1.02
Expenses(2)		1.03	1.01	1.11	1.07	1.02
Net investment income (loss)—actual		(0.33)	(0.49)	(0.28)	(0.55)	(0.45)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		29.01(3)	(9.58)(3)	(22.04)(3)	13.46	28.59
Net assets at end of year (in millions of dollars)		446.3	396.7	280.9	288.0	335.5
Portfolio turnover rate (%)		49	70	69	70	49

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

56

Financial Highlights
Neuberger Berman Partners Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	28.71	32.10	28.90	21.67	22.03
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.14	0.13	0.15	0.04	0.11
	Net gains (losses)—realized and unrealized	3.96	(2.01)	(7.04)	0.45	2.86
	Subtotal: income from investment operations	4.10	(1.88)	(6.89)	0.49	2.97
Minus:	Distributions to shareholders
	Income dividends	0.20	0.12	0.09	0.13	0.03
	Capital gain distributions	0.51	1.20	0.25	—	—
	Subtotal: distributions to shareholders	0.71	1.32	0.34	0.13	0.03
Equals:	Share price (NAV) at end of year	32.10	28.90	21.67	22.03	24.97
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		0.80	0.80	0.89	0.85	0.85
Gross expenses		0.80(1)	0.80(1)	0.89(1)	0.85	0.85
Expenses(2)		0.81	0.81	0.89	0.85	0.85
Net investment income (loss)—actual		0.44	0.42	0.85	0.19	0.42
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		14.33(3)	(6.22)(3)	(23.27)(3)	2.21	13.48
Net assets at end of year (in millions of dollars)		2,267.6	2,193.1	1,337.2	1,189.1	1,171.4
Portfolio turnover rate (%)		47	41	35	42	41

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

57

Financial Highlights
Neuberger Berman Regency Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	16.52	18.65	15.02	11.07	12.26
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.13	0.07	0.07	0.01	0.06
	Net gains (losses)—realized and unrealized	2.19	(1.75)	(3.47)	1.26	1.88
	Subtotal: income from investment operations	2.32	(1.68)	(3.40)	1.27	1.94
Minus:	Distributions to shareholders
	Income dividends	0.10	0.14	0.00	0.08	0.02
	Capital gain distributions	0.09	1.81	0.55	—	—
	Subtotal: distributions to shareholders	0.19	1.95	0.55	0.08	0.02
Equals:	Share price (NAV) at end of year	18.65	15.02	11.07	12.26	14.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.08	1.11	1.36	1.22	1.22
Gross expenses(1)		1.08	1.12	1.37	1.24	1.33
Expenses(2)		1.09	1.13	1.36	1.22	1.22
Net investment income (loss)—actual		0.72	0.43	0.78	0.10	0.38
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		14.10	(9.93)	(21.04)	11.51	15.79
Net assets at end of year (in millions of dollars)		99.9	79.1	43.8	55.9	46.5
Portfolio turnover rate (%)		80	60	51	51	27

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights
Neuberger Berman Small Cap Growth Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	15.01	19.15	17.92	13.15	13.68
Plus:	Income from investment operations
	Net investment income (loss)(4)	(0.18)	(0.18)	(0.11)	(0.13)	(0.16)
	Net gains (losses)—realized and unrealized	4.32	(1.05)	(4.66)	0.66	4.22
	Subtotal: income from investment operations	4.14	(1.23)	(4.77)	0.53	4.06
Equals:	Share price (NAV) at end of year	19.15	17.92	13.15	13.68	17.74
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.27	1.29	1.30	1.15	1.15
Gross expenses(1)		1.76	1.42	1.48	1.50	1.49
Expenses(2)		1.30	1.31	1.30	1.15	1.15
Net investment income (loss)—actual		(1.01)	(0.93)	(0.89)	(0.89)	(0.88)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		27.58	(6.42)	(26.62)	4.03	29.68
Net assets at end of year (in millions of dollars)		58.1	239.9	144.1	75.4	63.6
Portfolio turnover rate (%)		153	185	292	235	185

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights
Neuberger Berman Socially Responsive Fund — Investor Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	23.88	27.20	24.51	18.74	20.58
Plus:	Income from investment operations
	Net investment income (loss)(2)	0.18	0.15	0.09	0.06	0.18
	Net gains (losses)—realized and unrealized	3.42	(1.85)	(5.52)	1.84	3.88
	Subtotal: income from investment operations	3.60	(1.70)	(5.43)	1.90	4.06
Minus:	Distributions to shareholders
	Income dividends	0.04	0.13	0.08	0.06	0.03
	Capital gain distributions	0.24	0.86	0.26	—	—
	Subtotal: distributions to shareholders	0.28	0.99	0.34	0.06	0.03
Equals:	Share price (NAV) at end of year	27.20	24.51	18.74	20.58	24.61
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses—actual		0.90	0.89	0.93	0.94	0.90
Expenses(1)		0.91	0.90	0.93	0.94	0.90
Net investment income (loss)—actual		0.66	0.57	0.51	0.27	0.69
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		15.15	(6.49)	(21.83)	10.14	19.74
Net assets at end of year (in millions of dollars)		786.2	804.0	597.1	582.5	648.1
Portfolio turnover rate (%)		16	35	36	41	20

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.
(2)	Calculated based on the average number of shares outstanding during each fiscal period.

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Your Investment

Share Prices

Because Investor Class shares of these Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling shares, each Fund pays you the full share price when you sell shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

Equity securities held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations. Debt securities (other than short-term securities) held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by a Fund may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single

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issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Privileges and Services

If you purchase Investor Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments. This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month. You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals. This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers. When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access. At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUND fone ® . Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Distributions and Taxes

Distributions. Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Investor Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Investor Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a

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Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Investor Class shares of a Fund or paid to you in cash.

How distributions are taxed. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain ( i.e. , the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed. When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider typically sends you by February. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or from your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

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Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700. If you use an investment provider, consult it about opening a custodial account.

If you use an investment provider, you must supply your signed taxpayer identification number form to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Investor Class shares of the Fund or paid to shareholders in cash.

Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no tax consequences to you from distributions.

Maintaining Your Account

When you buy shares. Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. Investment checks must be drawn on a U.S. bank.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when the Funds’ transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

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Investor Class of each of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of such Funds, as follows:

■
Grandfathered Investors may purchase Investor Class shares of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund. “Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse  —  or equivalent if recognized under local law  —  and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any investment providers who have accounts with a Fund or shareholders who invest through such investment providers.

■
Investors who hold their shares in an account directly with Neuberger Berman, who held Investor Class shares of Neuberger Berman Large Cap Disciplined Growth Fund prior to April 3, 2009, or Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund or Neuberger Berman Socially Responsive Fund prior to June 15, 2009, or Neuberger Berman Focus Fund, Neuberger Berman Partners Fund or Neuberger Berman Regency Fund prior to July 26, 2010, or Neuberger Berman International Fund prior to December 20, 2010, and who have continuously maintained such account in Investor Class shares of such Fund, may continue to purchase Investor Class shares of that Fund. This does not include any investment providers who have accounts with a Fund or shareholders who invest through such investment providers, who are addressed below.

■
Investment providers who established accounts in Investor Class shares of Neuberger Berman Large Cap Disciplined Growth Fund prior to April 3, 2009, or Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund or Neuberger Berman Socially Responsive Fund prior to June 15, 2009, or Neuberger Berman Focus Fund, Neuberger Berman Partners Fund or Neuberger Berman Regency Fund prior to July 26, 2009, or Neuberger Berman International Fund prior to December 20, 2010, and who have continuously maintained such accounts in Investor Class shares of such Fund, may continue to purchase Investor Class shares of that Fund. Self-directed retail shareholders who hold their shares through an investment provider’s account with Neuberger Berman must maintain such account in Investor Class shares of such Fund with the same investment provider to continue to purchase Investor Class shares of such Fund.

Shareholders who, by virtue of an investment made through an investment provider, are permitted to invest in a class that is generally closed to new investors may have to continue to participate in the same program of fees and services at that investment provider to maintain their ability to purchase that class. Please check with your investment provider for more information.

When you sell shares. If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Funds’ transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

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The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of that Fund’s shareholders as a whole.

Uncashed checks. We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares. You can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale of the exchanged shares for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

In addition, Grandfathered Investors may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.

Placing orders by telephone. Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUND fone ® or visit our website at www.nb.com.

Proceeds from the sale of shares. The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

Other policies. Under certain circumstances, the Funds reserve the right to:

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■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares of a Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the Funds described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to

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learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

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If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

Buying Shares

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified
mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700
for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order To place an order using FUND fone® , call 800- 335-9366 or visit www.nb.com
By telephone
We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased when your order is accepted

Not available on retirement accounts
Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer To add shares to an existing account using FUND fone® , call 800-335-9366 or visit www.nb.com
Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

69

Selling Shares

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 ½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUND fone ® , call 800-335-9366 or visit www.nb.com

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUND fone ® , call 800- 335-9366 or visit www.nb.com
Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

70

Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement account or plan.

Internet Connection

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a fund shareholder who bought directly from Neuberger Berman Management LLC, you can use the web site to access account information and even make secure transactions — 24 hours a day. You can also receive Fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE® . If you want further information, please call 800-877-9700.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

71

The complete portfolio holdings for each Fund are available at www.nb.com/holdings. The complete portfolio holdings for each Fund (except Genesis Fund) are generally posted 15-30 days after each month-end. The complete portfolio holdings for Genesis Fund are generally posted 15-30 days after the end of each calendar quarter.

Each Fund’s (except Genesis Fund’s) complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Genesis Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

72

NEUBERGER BERMAN EQUITY FUNDS

Investor Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. © 2012 Neuberger Berman Management LLC. All rights reserved.

SEC file number 811-00582
A0088 02/12

Neuberger Berman Equity Funds

TRUST CLASS

Neuberger Berman Focus Fund — NBFCX

Neuberger Berman Genesis Fund — NBGEX

Neuberger Berman Guardian Fund — NBGTX

Neuberger Berman International Fund — NBITX

Neuberger Berman Mid Cap Growth Fund — NBMTX

Neuberger Berman Partners Fund — NBPTX

Neuberger Berman Regency Fund — NBREX

Neuberger Berman Small Cap Growth Fund — NBMOX

Neuberger Berman Socially Responsive Fund — NBSTX

Prospectus December 16, 2011
(as amended February 8, 2012 for Neuberger Berman Small Cap Growth Fund)

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN EQUITY FUNDS

Fund Summaries
Neuberger Berman Focus Fund	2
Neuberger Berman Genesis Fund	6
Neuberger Berman Guardian Fund	10
Neuberger Berman International Fund	14
Neuberger Berman Mid Cap Growth Fund	18
Neuberger Berman Partners Fund	22
Neuberger Berman Regency Fund	27
Neuberger Berman Small Cap Growth Fund	32
Neuberger Berman Socially Responsive Fund	36
Descriptions of Certain Practices and Security Types	41
Additional Information about Principal Investment Risks	41
Information about Additional Risks	43
Descriptions of Indices	43
Management of the Funds	44
Financial Highlights	47

YOUR INVESTMENT
Maintaining Your Account	56
Share Prices	58
Distributions and Taxes	59
Market Timing Policy	60
Portfolio Holdings Policy	61
Fund Structure	61

Fund Summaries
Neuberger Berman Focus Fund
Trust Class Shares (NBFCX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.93
Distribution (12b-1) fees	0.10
Other expenses	0.13
Total annual operating expenses	1.16

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.

Under normal market conditions, the Fund typically holds a limited number of stocks. Because of this, the Fund may at times be substantially over- and under-weighted in certain economic sectors.

The Portfolio Managers, with the assistance of Neuberger Berman research analysts, look for what they believe to be undervalued companies. Factors in identifying these firms may include depressed valuations, above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target valuation, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

2 Focus Fund

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

3 Focus Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund had a policy of investing 90% of its assets in no more than six economic sectors prior to December 17, 2007, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-6.92	-36.48	64.58	4.82	-0.20	12.19	6.35	-40.80	28.84	11.84
Best quarter: Q2 ’03, 33.98% Worst quarter: Q3 ’02, -31.93% Year-to-date performance as of 9/30/2011: -13.49%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	11.84	0.36	0.35
Return After Taxes on Distributions	11.76	-1.12	-0.73
Return After Taxes on Distributions and Sale of Fund Shares	7.81	0.27	0.24
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Timothy Creedon, CFA (Senior Vice President of NBM and NB LLC) and David Levine, CFA (Senior Vice President of NBM and NB LLC). They have managed the Fund since 2011 and 2008, respectively.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

4 Focus Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

5 Focus Fund

Neuberger Berman Genesis Fund
Trust Class Shares (NBGEX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.06
Distribution (12b-1) fees	None
Other expenses	0.08
Total annual operating expenses	1.14

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$116	$362	$628	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has grown beyond $2 billion.

The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

6 Genesis Fund

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Managers commit a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

7 Genesis Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
12.08	-2.99	31.65	18.68	16.30	7.26	21.80	-32.85	26.25	21.38
Best quarter: Q2 ’09, 16.30% Worst quarter: Q4 ’08, -26.55% Year-to-date performance as of 9/30/2011: -7.22%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	21.38	6.09	10.26
Return After Taxes on Distributions	21.38	5.14	9.59
Return After Taxes on Distributions and Sale of Fund Shares	13.89	5.13	9.02
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85	4.47	6.33
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner (each a Managing Director of NBM and NB LLC). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund since 1994 and 1997, respectively. Mr. Bowyer and Mr. Reiner are Associate Portfolio Managers and have co-managed the Fund since 2005.

BUYING AND SELLING SHARES

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

8 Genesis Fund

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

9 Genesis Fund

Neuberger Berman Guardian Fund
Trust Class Shares (NBGTX)

GOAL

The Fund seeks long-term growth of capital; current income is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.90
Distribution (12b-1) fees	0.10
Other expenses	0.10
Total annual operating expenses	1.10

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests primarily in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

10 Guardian Fund

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

11 Guardian Fund

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-1.93	-25.91	35.01	15.93	8.26	13.32	7.38	-38.27	29.81	19.37
Best quarter: Q2 ’03, 18.18% Worst quarter: Q4 ’08, -26.38% Year-to-date performance as of 9/30/2011: -11.64%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	19.37	3.08	3.66
Return After Taxes on Distributions	19.31	2.07	3.08
Return After Taxes on Distributions and Sale of Fund Shares	12.67	2.51	3.06
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

12 Guardian Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Portfolio Manager Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Associate Portfolio Managers Ingrid S. Dyott (Managing Director of NBM and NB LLC), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since 2002. Ms. Dyott joined as an Associate Manager in 2003, Mr. Ladiwala in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

13 Guardian Fund

Neuberger Berman International Fund
Trust Class Shares (NBITX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.24
Distribution (12b-1) fees	None
Other expenses	0.46
Total annual operating expenses	1.70

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$173	$536	$923	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for what he believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

14 International Fund

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

15 International Fund

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-17.87	-11.58	43.48	29.97	23.87	25.08	2.93	-45.79	35.57	17.64

Best quarter: Q2 ’09, 22.81% Worst quarter: Q3 ’08, -23.98% Year-to-date performance as of 9/30/2011: -13.80%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	17.64	2.17	6.44
Return After Taxes on Distributions	17.34	0.94	5.75
Return After Taxes on Distributions and Sale of Fund Shares	11.54	1.63	5.57
MSCI EAFE Index (reflects no deduction for fees or expenses)	8.21	2.94	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

16 International Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since 2000.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

17 International Fund

Neuberger Berman Mid Cap Growth Fund
Trust Class Shares (NBMTX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.93
Distribution (12b-1) fees	None
Other expenses	0.14
Acquired fund fees and expenses	0.01
Total annual operating expenses	1.08

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

18 Mid Cap Growth Fund

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

19 Mid Cap Growth Fund

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-29.68	-31.23	30.55	16.03	13.07	14.20	21.26	-41.14	29.08	27.79

Best quarter: Q4 ’01, 22.79% Worst quarter: Q3 ’01, -30.10% Year-to-date performance as of 9/30/2011: -6.63%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Mid Cap Growth Fund
Return Before Taxes	27.79	6.10	1.08
Return After Taxes on Distributions	27.79	6.10	1.07
Return After Taxes on Distributions and Sale of Fund Shares	18.06	5.27	0.92
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	26.38	4.88	3.12
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	25.48	4.66	6.54
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Kenneth J. Turek (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

20 Mid Cap Growth Fund

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

21 Mid Cap Growth Fund

Neuberger Berman Partners Fund
Trust Class Shares (NBPTX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.87
Distribution (12b-1) fees	0.10
Other expenses	0.07
Total annual operating expenses	1.04

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Manager looks for what he believes to be well-managed companies with strong balance sheets whose stock prices are undervalued. Factors in identifying these firms may include: historical low valuation; strong fundamentals, such as a company’s financial, operational, and competitive positions; and relatively high operating profit margins and returns. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

22 Partners Fund

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

23 Partners Fund

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

24 Partners Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-3.25	-24.91	35.66	19.02	17.81	13.04	9.84	-52.06	55.85	15.20

Best quarter: Q2 ’09, 28.25% Worst quarter: Q4 ’08, -32.84% Year-to-date performance as of 9/30/2011: -20.13%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Partners Fund
Return Before Taxes	15.20	1.34	3.98
Return After Taxes on Distributions	15.19	1.06	3.70
Return After Taxes on Distributions and Sale of Fund Shares	9.88	1.12	3.42
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51	1.28	3.26
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

25 Partners Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

26 Partners Fund

Neuberger Berman Regency Fund
Trust Class Shares (NBREX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.95
Distribution (12b-1) fees	0.10
Other expenses	0.50
Total annual operating expenses	1.55
Fee waiver and/or expense reimbursement	0.29
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.26

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$128	$400	$692	$1,523

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Trust Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) are limited to 1.25% of average net assets. This undertaking lasts until 8/31/2022. The Fund has agreed that Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager looks for what he believes to be undervalued companies with high-quality businesses. Factors in identifying these firms may include: historical low valuation; above-average returns on invested capital; and solid balance

27 Regency Fund

sheets. This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

28 Regency Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

29 Regency Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-2.31	-11.69	35.91	22.20	12.34	11.39	4.90	-47.20	48.24	26.20
Best quarter: Q3 ’09, 25.77% Worst quarter: Q4 ’08, -28.23% Year-to-date performance as of 9/30/2011: -18.39%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Regency Fund
Return Before Taxes	26.20	2.91	6.39
Return After Taxes on Distributions	26.18	2.31	5.46
Return After Taxes on Distributions and Sale of Fund Shares	17.05	2.39	5.25
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	24.75	4.08	8.07
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	25.48	4.66	6.54
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Michael C. Greene (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

30 Regency Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

31 Regency Fund

Neuberger Berman Small Cap Growth Fund
Trust Class Shares (NBMOX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.25
Distribution (12b-1) fees	0.10
Other expenses	0.32
Total annual operating expenses	1.67
Fee waiver and/or expense reimbursement	0.27
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.40

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$143	$443	$766	$1,680

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Trust Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) are limited to 1.40% of average net assets. This undertaking lasts until 8/31/2022. The Fund has agreed that Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.40% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

32 Small Cap Growth Fund

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Manager commits a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

33 Small Cap Growth Fund

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-14.61	-44.50	33.26	16.14	15.26	7.84	26.27	-42.30	22.90	19.93
Best quarter: Q4 ’01, 28.86% Worst quarter: Q3 ’01, -27.95% Year-to-date performance as of 9/30/2011: -10.62%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Small Cap Growth Fund
Return Before Taxes	19.93	2.98	-0.21
Return After Taxes on Distributions	19.93	2.98	-0.21
Return After Taxes on Distributions and Sale of Fund Shares	12.95	2.55	-0.18
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09	5.30	3.78
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	26.85	4.47	6.33
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

34 Small Cap Growth Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by David H. Burshtan (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

35 Small Cap Growth Fund

Neuberger Berman Socially Responsive Fund
Trust Class Shares (NBSTX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.89
Distribution (12b-1) fees	0.10
Other expenses	0.09
Total annual operating expenses	1.08

Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Trust Class	$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in common stocks of mid- to large-capitalization companies that meet the Fund’s social policy.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above-average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in environmental concerns, and progressive workplace practices including diversity and community relations.

In addition, the Portfolio Managers typically look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or

36 Socially Responsive Fund

the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. As a socially responsive fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days’ written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its social policy. In practice, the Portfolio Managers’ current intention is to hold only equity securities selected in accordance with the Fund’s social investing policies. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Social Investing Risk. The Fund’s social policy could cause the Fund to sell or avoid stocks that subsequently perform well. In addition, undervalued stocks that do not meet the social criteria could outperform those that do.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

37 Socially Responsive Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

38 Socially Responsive Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
-2.91	-14.66	34.15	13.35	7.45	14.21	7.31	-38.90	30.34	22.56
Best quarter: Q2 ’09, 15.30% Worst quarter: Q4 ’08, -26.66% Year-to-date performance as of 9/30/2011: -12.38%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
Socially Responsive Fund
Return Before Taxes	22.56	3.65	4.94
Return After Taxes on Distributions	22.53	3.42	4.43
Return After Taxes on Distributions and Sale of Fund Shares	14.70	3.11	4.12
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	1.41
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Co-Portfolio Managers Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Ingrid S. Dyott (Managing Director of NBM and NB LLC), and Associate Portfolio Managers Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since 2001. Ms. Dyott became Co-Portfolio Manager of the Fund in 2003. Mr. Ladiwala joined as an Associate Manager in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

39 Socially Responsive Fund

You may purchase, sell or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

40 Socially Responsive Fund

Descriptions of Certain Practices and Security Types

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Foreign Stocks. There are many promising opportunities for investment outside the United States. Foreign markets often respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Growth Investing. For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success..

Social Investing. Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market or economic developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s stock or debt may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment.

Sector Risk. A Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Foreign and Emerging Market Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or

41

expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments.

Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. These countries may also have less developed legal and accounting systems. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Fund’s Portfolio Managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Currency Risk. To the extent that a Fund invests in securities denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although a Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. A Fund’s Portfolio Manager may determine not to hedge currency risks, even if suitable instruments appear to be available.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent a Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

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Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may be appropriately priced. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged.

Social Investing Risk. A Fund’s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are: the social policy could cause the Fund to sell or avoid stocks that subsequently perform well; undervalued stocks that do not meet the social criteria could outperform those that do; or economic or political changes could make certain companies less attractive for investment.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

A Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent that a Fund engages in borrowing or uses derivatives or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities.

Borrowing and using derivatives could create investment leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If a Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.

Neuberger Berman International Fund may use derivatives for hedging as well as for speculation. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss for the Fund.

Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

When a Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect a Fund’s performance and a Fund may not achieve its goal.

Descriptions of Indices

The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

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The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.

The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks.

The S&P 500 Index is an unmanaged index of U.S. large-cap stocks.

Management of the Funds

Investment Manager

Neuberger Berman Management LLC (the “Manager”) is each Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $183 billion in total assets (as of 9/30/2011) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Funds’ semi-annual report dated February 2011.

Neuberger Berman Focus Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.93% of its average net assets.

Neuberger Berman Genesis Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 1.06% of its average net assets.

Neuberger Berman Guardian Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.90% of its average net assets.

Neuberger Berman International Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 1.24% of its average net assets.

Neuberger Berman Mid Cap Growth Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.93% of its average net assets.

Neuberger Berman Partners Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.87% of its average net assets.

Neuberger Berman Regency Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.84% of its average net assets, after voluntary waiver.

Effective September 1, 2011, the Manager has voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. The Manager may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Effective September 1, 2010, the Manager had voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of the Fund.

Neuberger Berman Small Cap Growth Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 1.25% of its average net assets.

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Neuberger Berman Socially Responsive Fund: For the 12 months ended 8/31/2011, the management/administration fees paid to the Manager by the Fund’s Trust Class were 0.89% of its average net assets.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Focus Fund

Timothy Creedon, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Creedon joined the firm in 2005 and has been a Portfolio Manager of the Fund since 2011. He is the Director of Research for the Global Equity Research Department.

David Levine, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Levine joined the firm in 1995 and has been a Portfolio Manager of the Fund since 2008. He is a Portfolio Manager of the Large Cap Value Team of Neuberger Berman LLC.

Neuberger Berman Genesis Fund

Judith M. Vale and Robert W. D’Alelio are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Ms. Vale and Mr. D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Michael L. Bowyer and Brett S. Reiner are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Bowyer and Mr. Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner joined the firm in 2000. They are the Associate Portfolio Managers of the Fund and have co-managed the Fund’s assets since 2005.

Neuberger Berman Guardian Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm in 2001 and has managed the Fund since 2002.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been an Associate Manager of the Fund since 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2008. He joined the firm in 2001.

Neuberger Berman International Fund

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since 2000.

Neuberger Berman Mid Cap Growth Fund

Kenneth J. Turek is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Turek has managed the Fund since 2003.

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Neuberger Berman Partners Fund

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been a portfolio manager of the Fund since December 2011.  Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

Neuberger Berman Regency Fund

Michael C. Greene is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Greene joined the firm in 2008.  He has been a portfolio manager of the  Fund since December 2011.  Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer from 1985 to 2008 at another investment adviser that was acquired by Neuberger Berman in 2008.

Neuberger Berman Small Cap Growth Fund

David H. Burshtan is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Burshtan has managed the Fund since 2003.

Neuberger Berman Socially Responsive Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm and has been co-manager of the Fund since 2001.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been co-manager of the Fund since 2003 and before that was an Associate Manager of the Fund since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Manager of the Fund since 2008. He joined the firm in 2001.

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Financial Highlights
Neuberger Berman Focus Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	25.19	24.09	18.18	12.14	11.73
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.05	0.06	0.07	0.05	0.06
	Net gains (losses)—realized and unrealized	2.46	(1.54)	(4.40)	(0.36)	1.98
	Subtotal: income from investment operations	2.51	(1.48)	(4.33)	(0.31)	2.04
Minus:	Distributions to shareholders
	Income dividends	0.04	0.09	0.10	0.10	0.07
	Capital gain distributions	3.57	4.34	1.61	—	—
	Subtotal: distributions to shareholders	3.61	4.43	1.71	0.10	0.07
Equals:	Share price (NAV) at end of year	24.09	18.18	12.14	11.73	13.70
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.07	1.10	1.24	1.19	1.16
Gross expenses		1.07(1)	1.10(1)	1.24 (1)	1.19	1.16
Expenses(2)		1.08	1.11	1.24	1.19	1.16
Net investment income (loss)—actual		0.21	0.31	0.65	0.38	0.45
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		10.49(3)	(7.37)(3)	(21.21)(3)	(2.61)	17.39
Net assets at end of year (in millions of dollars)		72.3	41.5	23.7	18.9	17.9
Portfolio turnover rate (%)		53	90	89	89	113

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights
Neuberger Berman Genesis Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	49.89	53.69	50.16	35.00	37.92
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.24	(0.14)	(0.03)	(0.07)	0.35
	Net gains (losses)—realized and unrealized	7.96	5.12	(13.24)	2.99	10.86
	Subtotal: income from investment operations	8.20	4.98	(13.27)	2.92	11.21
Minus:	Distributions to shareholders
	Income dividends	0.60	0.08	—	—	—
	Capital gain distributions	3.80	8.43	1.89	—	—
	Subtotal: distributions to shareholders	4.40	8.51	1.89	—	—
Equals:	Share price (NAV) at end of year	53.69	50.16	35.00	37.92	49.13
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.09	1.09	1.12	1.12	1.13
Gross expenses		1.10(1)	1.09(1)	1.12(1)	1.12	1.13
Expenses(2)		1.10	1.09	1.12	1.12	1.13
Net investment income (loss)—actual		0.48	(0.27)	(0.09)	(0.17)	0.74
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		17.41(3)	10.22(3)	(25.73)(3)	8.34	29.56
Net assets at end of year (in millions of dollars)		4,985.5	4,799.6	3,244.1	3,057.6	3,436.5
Portfolio turnover rate (%)		25	18	12	16	18

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

48

Financial Highlights
Neuberger Berman Guardian Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	14.66	15.64	13.02	8.75	9.38
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.07	0.06	0.04	0.02	0.06
	Net gains (losses)—realized and unrealized	1.98	(0.82)	(3.25)	0.66	1.92
	Subtotal: income from investment operations	2.05	(0.76)	(3.21)	0.68	1.98
Minus:	Distributions to shareholders
	Income dividends	0.04	0.10	0.04	0.05	0.04
	Capital gain distributions	1.03	1.76	1.02	—	—
	Subtotal: distributions to shareholders	1.07	1.86	1.06	0.05	0.04
Equals:	Share price (NAV) at end of year	15.64	13.02	8.75	9.38	11.32
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		1.05	1.06	1.14	1.12	1.09
Gross expenses		1.05(1)	1.06(1)	1.14(1)	1.12	1.09
Expenses(2)		1.05	1.07	1.14	1.12	1.09
Net investment income (loss)—actual		0.47	0.41	0.50	0.23	0.55
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		14.30(3)	(5.52)(3)	(22.74)(3)	7.75	21.08
Net assets at end of year (in millions of dollars)		122.7	103.6	71.0	79.0	102.6
Portfolio turnover rate (%)		20	42	29	36	32

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

49

Financial Highlights
Neuberger Berman International Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	26.52	28.18	19.43	15.03	16.08
Plus:	Income from investment operations
	Net investment income (loss)(5)	0.27	0.39	0.17	0.13	0.12
	Net gains (losses)—realized and unrealized	4.16	(4.69)	(4.24)	1.10	2.27
	Subtotal: income from investment operations	4.43	(4.30)	(4.07)	1.23	2.39
	Voluntary contribution from management	—	—	—	—	0.17(4)
	Redemption fees	0.00	0.00	0.00	0.00	0.00
Minus:	Distributions to shareholders
	Income dividends	0.24	0.77	0.33	0.13	0.17
	Capital gain distributions	2.53	3.68	—	—	—
	Tax return of capital	—	—	—	0.05	—
	Subtotal: distributions to shareholders	2.77	4.45	0.33	0.18	0.17
Equals:	Share price (NAV) at end of year	28.18	19.43	15.03	16.08	18.47
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.33	1.35	1.49	1.52	1.69
Gross expenses		1.33(1)	1.35(1)	1.49(1)	1.52	1.69
Expenses(2)		1.34	1.36	1.49	1.52	1.69
Net investment income (loss)—actual		0.96	1.64	1.29	0.81	0.61
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)		17.34(3)	(17.21)(3)	(20.48)(3)	8.18	15.91
Net assets at end of year (in millions of dollars)		824.3	417.7	201.5	162.8	134.0
Portfolio turnover rate (%)		42	53	81	61	45

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(4)	The Fund recorded a capital contribution from Management in connection with an administrative matter affecting the timing of a trade.

(5)	Calculated based on the average number of shares outstanding during each fiscal period.

50

Financial Highlights
Neuberger Berman Mid Cap Growth Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	12.53	16.11	14.54	11.31	12.83
Plus:	Income from investment operations
	Net investment income (loss)(4)	(0.09)	(0.11)	(0.04)	(0.08)	(0.08)
	Net gains (losses)—realized and unrealized	3.67	(1.46)	(3.19)	1.60	3.73
	Subtotal: income from investment operations	3.58	(1.57)	(3.23)	1.52	3.65
Equals:	Share price (NAV) at end of year	16.11	14.54	11.31	12.83	16.48
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.30	1.25	1.26	1.14	1.07
Gross expenses		1.30(1)	1.25(1)	1.26(1)	1.14	1.07
Expenses(2)		1.31	1.25	1.26	1.14	1.07
Net investment income (loss)—actual		(0.63)	(0.73)	(0.37)	(0.61)	(0.52)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		28.57(3)	(9.75)(3)	(22.21)(3)	13.44	28.45
Net assets at end of year (in millions of dollars)		13.4	11.7	16.4	21.8	28.1
Portfolio turnover rate (%)		49	70	69	70	49

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

51

Financial Highlights
Neuberger Berman Partners Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	22.14	24.75	22.25	16.67	16.90
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.06	0.06	0.09	0.00	0.04
	Net gains (losses)—realized and unrealized	3.05	(1.56)	(5.42)	0.34	2.21
	Subtotal: income from investment operations	3.11	(1.50)	(5.33)	0.34	2.25
Minus:	Distributions to shareholders
	Income dividends	0.11	0.08	0.06	0.11	—
	Capital gain distributions	0.39	0.92	0.19	—	—
	Subtotal: distributions to shareholders	0.50	1.00	0.25	0.11	—
Equals:	Share price (NAV) at end of year	24.75	22.25	16.67	16.90	19.15
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain waiver and/or expense offset arrangements had not been in effect.

Net expenses—actual		0.99	0.99	1.04	1.03	1.04
Gross expenses		0.99(1)	0.99(1)	1.05(1)	1.03	1.04
Expenses(2)		1.00	0.99	1.04	1.03	1.04
Net investment income (loss)—actual		0.26	0.23	0.70	0.01	0.22
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		14.09(3)	(6.40)(3)	(23.38)(3)	2.01	13.32
Net assets at end of year (in millions of dollars)		1,171.5	1,004.0	622.6	547.6	424.9
Portfolio turnover rate (%)		47	41	35	42	41

All figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

52

Financial Highlights
Neuberger Berman Regency Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	14.41	16.26	13.09	9.66	10.68
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.08	0.04	0.07	0.01	0.04
	Net gains (losses)—realized and unrealized	1.91	(1.52)	(3.02)	1.11	1.63
	Subtotal: income from investment operations	1.99	(1.48)	(2.95)	1.12	1.67
Minus:	Distributions to shareholders
	Income dividends	0.06	0.11	0.00	0.10	0.01
	Capital gain distributions	0.08	1.58	0.48	—	—
	Subtotal: distributions to shareholders	0.14	1.69	0.48	0.10	0.01
Equals:	Share price (NAV) at end of year	16.26	13.09	9.66	10.68	12.34
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.24	1.24	1.25	1.25	1.26
Gross expenses(1)		1.31	1.36	1.59	1.42	1.54
Expenses(2)		1.25	1.26	1.25	1.25	1.26
Net investment income (loss)—actual		0.51	0.30	0.89	0.07	0.33
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		13.84	(10.03)	(20.96)	11.55	15.66
Net assets at end of year (in millions of dollars)		55.6	52.8	26.9	80.5	24.1
Portfolio turnover rate (%)		80	60	51	51	27

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

53

Financial Highlights
Neuberger Berman Small Cap Growth Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	16.52	21.05	19.67	14.43	14.93
Plus:	Income from investment operations
	Net investment income (loss)(4)	(0.21)	(0.21)	(0.14)	(0.18)	(0.21)
	Net gains (losses)—realized and unrealized	4.74	(1.17)	(5.10)	0.68	4.60
	Subtotal: income from investment operations	4.53	(1.38)	(5.24)	0.50	4.39
Equals:	Share price (NAV) at end of year	21.05	19.67	14.43	14.93	19.32
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual		1.38	1.39	1.40	1.37	1.37
Gross expenses(1)		2.22	1.64	1.73	1.70	1.67
Expenses(2)		1.40	1.41	1.40	1.37	1.37
Net investment income (loss)—actual		(1.08)	(1.04)	(1.00)	(1.11)	(1.10)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		27.42	(6.56)	(26.64)	3.47	29.40
Net assets at end of year (in millions of dollars)		8.5	42.3	35.2	22.0	19.3
Portfolio turnover rate (%)		153	185	292	235	185

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(4)	Calculated based on the average number of shares outstanding during each fiscal period.

54

Financial Highlights
Neuberger Berman Socially Responsive Fund — Trust Class

YEAR ENDED AUGUST 31,		2007	2008	2009	2010	2011
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	16.53	18.81	16.91	12.88	14.11
Plus:	Income from investment operations
	Net investment income (loss)(2)	0.08	0.07	0.04	0.01	0.09
	Net gains (losses)—realized and unrealized	2.38	(1.28)	(3.82)	1.27	2.68
	Subtotal: income from investment operations	2.46	(1.21)	(3.78)	1.28	2.77
Minus:	Distributions to shareholders
	Income dividends	0.01	0.10	0.07	0.05	0.03
	Capital gain distributions	0.17	0.59	0.18	—	—
	Subtotal: distributions to shareholders	0.18	0.69	0.25	0.05	0.03
Equals:	Share price (NAV) at end of year	18.81	16.91	12.88	14.11	16.85
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses—actual		1.09	1.08	1.13	1.12	1.08
Expenses(1)		1.10	1.09	1.13	1.12	1.08
Net investment income (loss)—actual		0.45	0.38	0.32	0.10	0.50
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		14.93	(6.67)	(22.01)	9.94	19.60
Net assets at end of year (in millions of dollars)		355.5	361.5	308.2	356.1	484.7
Portfolio turnover rate (%)		16	35	36	41	20

All figures have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense offset arrangements.

(2)	Calculated based on the average number of shares outstanding during each fiscal period.

55

Your Investment

Maintaining Your Account

To buy or sell Trust Class shares described in this prospectus, contact your investment provider. Investment checks must be drawn on a U.S. bank. The Funds do not issue certificates for shares.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from the Trust Class of one fund in the fund family to the Trust Class of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

Every buy or sell order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed “accepted” when the Funds’ transfer agent has received payment for the shares. Redemption orders are deemed “accepted” when the Funds’ transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with a Fund, your order is deemed “accepted” on the date you pre-selected on your SIP application for the systematic investments to occur. These policies apply to the investment providers who invest in the Fund. If you are buying shares through an investment provider, contact the investment provider for its policies.

Trust Class of each of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of such Funds, as follows:

■
Only investment providers who established accounts in Trust Class shares of Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund or Neuberger Berman Socially Responsive Fund prior to October 15, 2009, or Neuberger Berman Focus Fund, Neuberger Berman Partners Fund or Neuberger Berman Regency Fund prior to July 26, 2010, or Neuberger Berman International Fund prior to December 20, 2010, and who continuously maintain such accounts in Trust Class shares of such Fund, may continue to purchase Trust Class shares of that Fund.

Shareholders who, by virtue of an investment made through an investment provider, are permitted to invest in a class that is generally closed to new investors may have to continue to participate in the same program of fees and services at that investment provider to maintain their ability to purchase that class. Please check with your investment provider for more information.

Under certain circumstances, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■
suspend or postpone your right to sell Fund shares on days when trading on the New York Stock Exchange (the “Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

56

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole.

Proceeds from the sale of shares. The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed checks. When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks. Checks will not be forwarded if the address of record is incorrect.

Distribution and Shareholder Servicing Fees

Each of Focus, Guardian, Partners, Regency, Small Cap Growth and Socially Responsive Funds has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Fund’s Trust Class pays the Fund’s distributor, Neuberger Berman Management LLC, 0.10% of its average net assets every year to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Your Investment Provider

The Trust Class shares described in this prospectus are available only through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. Please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

57

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares. Remember that your investment provider may charge fees for its services.

The Funds are open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). Check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your investment provider accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

Equity securities held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations. Debt securities (other than short-term securities) held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by a Fund may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades

58

closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Distributions and Taxes

Distributions. Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December).

Consult your investment provider about whether your income and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of that Fund or paid to you in cash.

How distributions are taxed. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain ( i.e. , the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed. When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

59

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that your investment provider typically sends you by February. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. Please consult your investment provider about opening a custodial account.

You must supply your signed taxpayer identification number form to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Trust Class shares of the Fund or paid to shareholders in cash.

Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no tax consequences to you from distributions.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange

60

privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings. The complete portfolio holdings for each Fund (except Genesis Fund) are generally posted 15-30 days after each month-end. The complete portfolio holdings for Genesis Fund are generally posted 15-30 days after the end of each calendar quarter.

Each Fund’s (except Genesis Fund’s) complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Genesis Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-ending holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.

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NEUBERGER BERMAN EQUITY FUNDS

Trust Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Web site: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. © 2012 Neuberger Berman Management LLC. All rights reserved.

SEC file number 811-00582
A0090 02/12

NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, and Class R3 Shares

DATED DECEMBER 16, 2011 (AS AMENDED DECEMBER 19, 2011 FOR EACH FUND, AND AS AMENDED FEBRUARY 8, 2012
FOR NEUBERGER BERMAN REGENCY FUND AND NEUBERGER BERMAN SMALL CAP GROWTH FUND)

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Neuberger Berman Emerging Markets Equity Fund				NEMIX	NEMAX	NEMCX	NEMRX
Neuberger Berman Equity Income Fund				NBHIX	NBHAX	NBHCX	NBHRX
Neuberger Berman Focus Fund	NBSSX	NBFCX	NBFAX	NFALX	NFAAX	NFACX
Neuberger Berman Genesis Fund	NBGNX	NBGEX	NBGAX	NBGIX			NGSRX
Neuberger Berman Global Equity Fund				NGQIX	NGQAX	NGQCX
Neuberger Berman Global Thematic Opportunities Fund				NGHIX	NGHAX	NGHCX
Neuberger Berman Guardian Fund	NGUAX	NBGTX	NBGUX	NGDLX	NGDAX	NGDCX	NGDRX
Neuberger Berman International Fund	NBISX	NBITX		--	NIRAX	NIRCX	--
Neuberger Berman International Institutional Fund				NBIIX
Neuberger Berman International Large Cap Fund		NILTX		NILIX	NBNAX	NBNCX	NBNRX
Neuberger Berman Intrinsic Value Fund				NINLX	NINAX	NINCX
Neuberger Berman Large Cap Disciplined Growth Fund	NBCIX			NLDLX	NLDAX	NLDCX	NLDRX
Neuberger Berman Large Cap Value Fund				NLRLX	NVAAX	NVACX
Neuberger Berman Mid Cap Growth Fund	NMANX	NBMTX	NBMBX	NBMLX	NMGAX	NMGCX	NMGRX

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Neuberger Berman Multi-Cap Opportunities Fund				NMULX	NMUAX	NMUCX
Neuberger Berman Partners Fund	NPRTX	NBPTX	NBPBX	NBPIX	NPNAX	NPNCX	NPNRX
Neuberger Berman Real Estate Fund		NBRFX		NBRIX	NREAX	NRECX	NRERX
Neuberger Berman Regency Fund	NBRVX	NBREX		NBRTX	NBRAX	NBRCX	NBRRX
Neuberger Berman Select Equities Fund				NBEIX	NBEAX	NBECX
Neuberger Berman Small Cap Growth Fund	NBMIX	NBMOX	NBMVX	NBSMX	NSNAX	NSNCX	NSNRX
Neuberger Berman Socially Responsive Fund	NBSRX	NBSTX		NBSLX	NRAAX	NRACX	NRARX

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 Toll-Free 800-877-9700

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated December 16, 2011 (as amended February 8, 2012 for Neuberger Berman Small Cap Growth Fund Investor Class and Trust Class) (each a “Prospectus”).

The Prospectus for your share class provides more information about your Fund that you should know before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a prospectus.

Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

You should read the Prospectus for your share class carefully before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

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CONVERSION INFORMATION	132
DIVIDENDS AND OTHER DISTRIBUTIONS	132
ADDITIONAL TAX INFORMATION	133
Taxation of the Funds	133
Taxation of the Funds’ Shareholders	138
FUND TRANSACTIONS	139
Expense Offset Arrangement	151
Portfolio Turnover	152
Proxy Voting	152
PORTFOLIO HOLDINGS DISCLOSURE	153
Portfolio Holdings Disclosure Policy	153
Portfolio Holdings Disclosure Procedures	154
Portfolio Holdings Approved Recipients	154
REPORTS TO SHAREHOLDERS	154
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	156
CUSTODIAN AND TRANSFER AGENT	157
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	157
LEGAL COUNSEL	158
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	158
REGISTRATION STATEMENT	189
FINANCIAL STATEMENTS	189
APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

ii

INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

Through December 15, 2000, the Advisor Class, Investor Class and Trust Class units of beneficial interest (“shares”) of each Fund (except those identified in the next paragraph) and the Institutional Class shares of each Fund (except those identified in the next paragraph and Neuberger Berman Genesis Fund) were organized as feeder funds in a master-feeder structure rather than as funds in a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series.

The following Funds commenced operations as separate series of the Trust on the dates shown next to the Fund names:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Equity Income Fund (November 2, 2006); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman International Institutional Fund (June 17, 2005); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman International Large Cap Fund (August 1, 2006); Neuberger Berman Large Cap Value Fund (November 2, 2006); Neuberger Berman Multi-Cap Opportunities Fund (November 2, 2006); Neuberger Berman Real Estate Fund (May 1, 2002); and Neuberger Berman Select Equities Fund (December 20, 2007).

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1)      67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law.  Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund.  The Board of Trustees has adopted a policy that Neuberger Berman Large Cap

Disciplined Growth Fund will invest its portfolio so as to meet the standards of a diversified fund.  This policy cannot be changed without a vote of shareholders.

Each Fund, except Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund, operates as a diversified investment company.

Investment Policies and Limitations

Except as set forth in the limitation on borrowing and the limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Borrowing (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Commodities (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

3. Diversification (All Funds except Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund).  No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Diversification (Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund). Each Fund is non-diversified under the 1940 Act.

4.  Industry Concentration (All Funds except Neuberger Berman Real Estate Fund).  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

Industry Concentration (Neuberger Berman Real Estate Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

5.  Lending.  No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6.  Real Estate (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger

Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Real Estate Fund).  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Real Estate Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

Real Estate (Neuberger Berman Equity Income Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Large Cap Value Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing, and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.

8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund has the following fundamental investment policy:

 Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Equity Income Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund and Neuberger Berman Intrinsic Value Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the limitation on industry concentration, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard, except for Neuberger Berman Real Estate Fund, which uses the classifications of an FTSE NAREIT Index.  The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional

Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund).  No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Borrowing (Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund).  No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

3. Margin Transactions.  No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities (Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund).  No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund).  No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Equity Income Fund and Neuberger Berman Select Equities Fund).  The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Pledging (Neuberger Berman Genesis Fund and Neuberger Berman Guardian Fund).  Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

7. Investments in Any One Issuer (Neuberger Berman Focus Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund).  At the close of each quarter of each Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (“RIC”).

8. Social Policy (Neuberger Berman Socially Responsive Fund).  The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

9. Equity Securities.  Each Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may borrow for investment purposes.)

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions: For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, and Neuberger Berman Socially Responsive Fund) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.  For instance, Neuberger Berman Socially Responsive Fund may invest in certificates of deposits issued by community banks and credit unions.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman Socially Responsive Fund’s Social Policy.

In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.  The unregistered fund may seek a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.  Although the unregistered fund would endeavor to maintain a $1.00 share price, there is no assurance that it would be able to do so.  If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund would not be a money market fund that would be registered under the 1940 Act and would not operate in accordance with all requirements of Rule 2a-7.

Additional Investment Information

The Funds may not buy all of the types of securities or use all of the investment techniques that are described below.  Each of the Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid.  Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity

Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund or Neuberger Berman International Large Cap Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Funds do not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Funds may also loan securities through other third parties not affiliated with Neuberger Berman, such as State Street Bank & Trust Company (“State Street”), which would act as agent to lend securities to principal borrowers.

Policies and Limitations.  Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest.  Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.

Leverage.  Each Fund may engage in transactions that have the effect of leverage.  Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund’s investment limitations.  In addition, securities lending transactions, when issued transactions, and Financial Instruments (as defined below) may create leverage.

Policies and Limitations.  Each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, and Neuberger Berman Select Equities Fund) may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may make investments while borrowings are outstanding.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund may borrow for leveraging or investment; however, in general, each Fund does not intend to do so. Neuberger Berman Large Cap Value Fund may not borrow for leveraging or investment.

Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

Foreign Securities.  Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as investors.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

Each Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Funds may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations.  To limit the risks inherent in investing in foreign currency denominated securities: (1) each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund may not purchase foreign currency denominated securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities; (2) each of Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities; and (3) each of Neuberger Berman Equity Income Fund and Neuberger Berman Select Equities Fund may not purchase foreign currency denominated securities if, as a result, more than 30% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund invest primarily in foreign securities.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, NB Management may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by NB Management, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, NB Management will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator.

Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities.  A Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Technology Securities. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Energy-Related Investments.  The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers.  Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and may lack the resources and the broad business lines to weather hard times.  These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels.  Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.  Neuberger Berman Equity Income Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each may purchase and sell single stock and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock, interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund may wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

With respect to currency futures, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each may sell a futures contract or a call option, or may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate (in the case of initial margin) and maintain (as variation margin) the Fund’s futures positions. Initial margin is the margin deposit made by the Fund when it enters into a futures contract. Initial margin is intended to assure performance of the contract by the Fund. If the price of the futures contract changes – (i.e., increases, in the case of a short (sale) position or decreases in the case of a long

(purchase) position), the Fund will be required to post variation margin. However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists a Fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades. A Fund’s ability to recover certain losses may be subject to limits on ability imposed by the system provider, the market, the clearing house or member firms.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  The CFTC has in 2011 proposed substantial amendments to the permissible exemptions and conditions for reliance on exemptions from registration as a commodity pool operator.  Implementing regulations have not been finalized.

Policies and Limitations.  Neuberger Berman Equity Income Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund each may purchase and sell futures for hedging purposes and for non-hedging purposes (i.e., in an effort to enhance income). The Funds may also purchase and write put and call options on such futures contracts for hedging and non-hedging purposes.

Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds’ exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations.  Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions.  Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do).

A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Guardian Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund).  Each of these Funds may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman

International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may use put options for non-hedging purposes.

General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund or Neuberger Berman Socially Responsive Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations.  Each Fund may use American-style options. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund’s securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the NYSE Amex, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund, each may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. No Fund currently expects to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

Foreign Currency Transactions.  Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). Each Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Funds (other than Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to purchase or to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations.  The Funds (other than Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) may enter into forward contracts for the purpose of hedging and not for speculation.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman

International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in a Fund’s investment portfolio.

Options on Foreign Currencies.  Each Fund may write (sell) and purchase covered call and put options on foreign currencies. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may write put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund Neuberger Berman International Large Cap Fund each may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

Each Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Short Sales (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund). Each of these Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Select Equities Fund also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  The Funds’ ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Fixed Income Securities.  While the emphasis of each Fund’s investment program is on common stocks and other equity securities, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index or reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund each may invest in corporate debt securities rated below investment grade.

“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund warrants exposure to the additional level of risk.

Policies and Limitations.  Each Fund normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities), except for Neuberger Berman Real Estate Fund which normally may invest up to 20% of its net assets in debt securities (excluding convertible debt securities). Neuberger Berman Partners Fund and Neuberger Berman Regency Fund each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund or Neuberger Berman Select Equities Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Partners Fund and Neuberger Berman Regency Fund). NB Management will make a determination as to whether Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund should dispose of the downgraded securities.

There are no restrictions as to the ratings of debt securities Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund or Neuberger Berman Select Equities Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

Although these Funds do not presently intend to invest in debt securities, they may invest in convertible debt securities that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Multi-Cap Opportunities Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities. A Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in a Fund’s gross income ratably prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities.  Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.  Convertible debt securities are otherwise subject to each Fund’s investment policies and limitations concerning fixed income securities.

Policies and Limitations.  Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman Socially Responsive Fund does not intend to purchase any convertible securities that are not investment grade.

Preferred Stock.  Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Swap Agreements (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund).  Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, a Fund will segregate only the amount of its net obligation, if any.

Real Estate-Related Instruments.  The Funds will not directly invest in real estate, but a Fund may invest in securities issued by real estate companies.  Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate.  These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in those REITs may be adversely affected by defaults on such mortgage loans or leases.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Neuberger Berman Equity Income Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund may also invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”).  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases, of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.  In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury).  In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency down graded long-term U.S. government debt in August 2011, the agency also down graded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the down grade.

Serious discussions among policymakers continue, however, as to whether the GSEs should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject to several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the GSEs is in serious question as the U.S. Government considers multiple options.

Policies and Limitations.  Under normal conditions at least 80% of Neuberger Berman Real Estate Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.  It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman Real Estate Fund’s investments will consist of shares of equity REITs.

Japanese Investments (Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund).  Each Fund may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and have resulted in a nuclear crisis. The ongoing effects on Japan's economy as the country rebuilds its infrastructure and addresses the nuclear crisis are not yet certain.  Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Other Investment Company Securities.  A Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies.  Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. A Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds.  For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index.  Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.  See “Cash Management and Temporary Investment Policy.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, the SEC has proposed a rule on which a Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities. A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Commodities Related Investments.  Although a Fund may not purchase precious metals (such as gold, silver and platinum) or other physical commodities or contracts thereon, a Fund may purchase securities backed by physical commodities, including interests in exchange traded investment trusts and other similar entities, the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in precious metals or other physical commodities.  In addition, a Fund will not qualify for treatment as a RIC under the Code if 10% or more of its annual gross income consists of non-qualifying income, which includes gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  A Fund’s investment in securities backed by physical commodities generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, a Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that any Fund would be able to remain within the limitations of the Code.

Exposure to precious metals and other physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.

Policies and Limitations.  The Funds may not purchase precious metals or other physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, the Funds may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity.  A Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or computer codes, some of which are created or maintained by the investment manager or its affiliates and some by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide.  Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples.  It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  These events and the potential for continuing market turbulence may have an adverse effect on each Fund.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known.  Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized.  Most of the implementing regulations have not yet been finalized.  Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated.  In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of a Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) are reviewing generally and have proposed regulations or guidelines on the use of futures by funds governed by the 1940 Act (in the case of the CFTC) and guidelines on the use of derivatives by 1940 Act funds (in the case of the SEC). It is not clear whether final guidelines for such use will be published, or when these rules will become final.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Neuberger Berman Socially Responsive Fund - Description of Social Policy

Social Investment Guidelines

Neuberger Berman Socially Responsive Fund believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and environmental, social and governance (ESG) criteria (i.e., its social policy). The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:
■	Environmental issues
■	Employment practices and diversity policies
■	Community relations
■	Supply chain issues
■	Product integrity (safety, quality)
■	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:
■	tobacco,
■	alcohol,
■	weapons, or
■	nuclear power.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

Interpretation of Social Investment Guidelines
All applications of the Fund’s Social Investment Guidelines require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.

Tobacco

Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

Alcohol

Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

■	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
■	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or
■	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling

Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

The Fund may buy or hold companies that:

■	provide specialized financial services to casinos; or
■	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power

Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This primarily excludes major electric utility companies.

The Fund may buy or hold:

■	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
■	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves owners/operators of such plants).

Military Contracting

Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).

In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.

The Fund may buy or hold companies that:

■	have some minor military business;
■	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
■
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

Firearms

Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Environment

Best of Class Approach

The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:

■	that have integrated environmental management systems;
■	have heightened awareness and are proactively addressing climate change related issues;
■	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
■	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
■	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
■	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
■	have minimized penalties, liabilities and contingencies and are operationally sustainable; and
■	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

■	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
■	are major manufacturers of pesticides or chemical fertilizers;
■	operate in the gold mining industry; or
■	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.

Regulatory Problems

The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

■	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
■	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

■	preparing for potential regulatory changes,
■	implementing a consistent set of standards across a company’s business globally; and
■	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices

The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

■
offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

■	have taken extraordinary steps to treat their unionized workforces fairly; and
■
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:
■	demonstrated a blatant disregard for worker safety; or
■	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

Diversity

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other factors, it will look for companies that:

■	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;
■	promote women and people of color into senior line positions;
■	appoint women and people of color to their boards of directors;
■	offer diversity training and support groups; and
■	purchase goods and services from women- and minority-owned firms.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

■	that are currently involved in unsettled major class action discrimination lawsuits;
■	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
■	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

Community Relations

The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of of all races and socio-economic status. It will seek to invest in companies that:

■	have open communications within the communities in which they operate;
■	actively support charitable organizations, particularly multi-year commitments to local community groups; and
■	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and
■	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.

If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Human Rights

The Fund endeavors to invest in companies who recognize universal human rights standards such as the United Nations Universal Declaration of Human Rights and the ILO system of standards. We look for companies that:

■	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
■	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;
■
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

■	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

■	the nature of a company’s products;
■	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
■	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits; or
■	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases.

Supply Chain Management

The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:

■	companies that have identified or are in the process of identifying the components of their supply chains; and
■	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure

The Fund seeks companies that demonstrate a commitment to:

■	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and
■	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General

Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

PERFORMANCE INFORMATION

Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	45
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010;  formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	45
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	45
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	45
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	45	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Edward I. O’Brien (1928)	Trustee since 1993	Private Investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 1982	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	45
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	45
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	45
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
45
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	45	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			45
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund

Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.  Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger Berman, since 2006  and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008;  formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) (2)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special  regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

John Cannon:  Mr. Cannon has experience in senior management of registered investment advisers and a mutual fund group.  He has served as a member of the boards of other mutual funds.  He has served as a Fund Trustee for multiple years.

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.  She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization.  She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the NYSE.  She has served as a Fund Trustee for multiple years.

Robert A. Kavesh:  Dr. Kavesh has academic experience as a professor of finance and economics.  He has experience in senior management of an academic association focused on financial economics.  He has served as a member of the boards of various profit and not-for-profit organizations including a bank and a public company.  He has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a not-for-profit university foundation.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various profit organizations and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Edward I. O’Brien:  Mr. O’Brien has experience in senior management of an investment adviser. He has experience as a securities industry’s representative in government relations and regulatory matters at the federal and state levels.  He has served as a member of the boards of financial services companies.  He has served as a Fund Trustee for multiple years.

Cornelius T. Ryan:  Mr. Ryan has experience as a general partner and adviser of various healthcare venture capital partnerships.  He has experience as a founder and president of a substantial venture capital investing firm.  He has served as a member of the boards of a foundation, hospital and various privately and publicly held companies.  He has served as a Fund Trustee for multiple years.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustee who is an “Interested Person”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger

Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds’ and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; and (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2011, the Committee met five times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2011, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”).  The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are John Cannon, Faith Colish, C. Anne Harvey (Vice Chair), Howard A. Mileaf (Chair) and Cornelius T. Ryan. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2011, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2011, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter (Chair), and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2011, the Committee met two times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, George W. Morriss, Edward I. O’Brien, Jack L. Rivkin (Chair), Cornelius T. Ryan (Vice Chair) and Peter P. Trapp. All members except for Mr. Amato and Mr. Rivkin are Independent Fund Trustees.  During the fiscal year ended August 31, 2011, the Committee met four times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter (Vice Chair), Jack L. Rivkin, and Candace L. Straight. All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2011, the Committee met three times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, the Funds’ sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Interested Trustees who are employees of NB Management receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 8/31/11

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon Trustee	$74,491	$160,000
Faith Colish Trustee	$74,491	$160,000
Martha C. Goss Trustee	$69,850	$150,000
C. Anne Harvey Trustee	$72,174	$155,000
Robert A. Kavesh Trustee	$69,850	$150,000
Michael M. Knetter Trustee	$72,167	$155,000
Howard A. Mileaf Trustee	$69,850	$150,000
George W. Morriss Trustee	$74,491	$160,000
Edward I. O’Brien Trustee	$69,850	$150,000
Cornelius T. Ryan Trustee	$69,850	$150,000
Tom D. Seip Trustee	$86,093	$185,000
Candace L. Straight Trustee	$74,491	$160,000
Peter P. Trapp Trustee	$79,132	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
Jack L. Rivkin Trustee	$74,491	$160,000

As of November 17, 2011, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 44%, 3%, 1%, 1%, 1% of the outstanding shares of the Class A of Neuberger Berman Large Cap Value Fund, Class A of Emerging Markets Fund, Institutional Class of Global Thematic Opportunities Fund, Class A of Neuberger Berman Intrinsic Value Fund, and Class A of Neuberger Berman Select Equities Fund, and less than 1% of the outstanding shares of each Class of each other Fund.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2010, except as otherwise indicated.

	Emerging Markets Equity	Equity Income	Focus Fund	Genesis Fund	Global Equity Fund	Global Thematic Opp Fund	Guardian Fund	Int’l Fund	Int’l Inst’l Fund	Int’l Large Cap Fund	Large Cap Discip. Growth	Large Cap Value	Mid Cap Growth Fund	Multi-Cap Oppt Fund	Partners Fund	Real Estate Fund	Regency Fund	Select Equities	Small Cap Growth Fund	Socially Resp. Fund
Independent Fund Trustees
John Cannon	A	A	A	D	A	A	D	A	A	A	A	A	A	A	D	A	A	A	A	A
Faith Colish	C	B	B	E	A	A	B	B	A	A	A	A	B	B	B	B	B	B	B	B
Martha C. Goss	C	A	A	C	A	A	A	A	A	C	A	A	A	A	C	A	A	A	A	C
C. Anne Harvey	A	A	A	E	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	E
Robert A. Kavesh	A	A	C	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	C	A
Michael M. Knetter	A	A	A	D	A	A	A	A	A	A	A	A	C	A	C	A	C	A	A	C
Howard A. Mileaf	C	D	A	B	A	A	A	A	A	C	A	A	A	A	B	B	A	B	C	C
George W. Morriss	A	A	A	C	A	A	C	A	A	C	A	A	A	A	A	A	C	A	C	A
Edward I. O’Brien	A	A	C	D	A	A	C	A	A	A	A	A	E	A	E	A	A	A	A	A
Cornelius T. Ryan	A	E	A	E	A	A	A	A	A	A	E	A	A	A	A	A	A	A	A	A
Tom D. Seip	A	A	A	E	A	A	E	A	A	A	A	A	A	A	A	A	A	E	A	A
Candace L. Straight	A	A	A	E	A	A	E	E	A	A	A	A	E	A	E	A	A	A	A	A
Peter P. Trapp	D	C	A	D	A	A	D	B	A	A	A	A	E	A	D	C	A	A	A	C
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	E*	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
Robert Conti	A	D	A	C	A	A	C	A	A	A	A	A	A	A	A	A	A	A	A	A

Jack L. Rivkin	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
* Valuation as of December 8, 2011.

The following table shows the aggregate dollar range that each Fund Trustee held in the funds in the fund family as of December 31, 2010.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	E
C. Anne Harvey	E
Robert A. Kavesh	E**
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E***
Robert Conti	E
Jack L. Rivkin	E
* Valuation as of December 31, 2010, except as otherwise indicated.
** Valuation as of May 27, 2011.
*** Valuation as of December 8, 2011.
A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

 No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to nine administration agreements with the Trust, one for Investor Class dated May 4, 2009, two for Trust Class dated May 4, 2009, one for Advisor Class dated May 4, 2009, two for Institutional Class dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009 and one for Class R3 dated May 15, 2009 (each an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of

Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

The Management Agreement continues until October 31, 2012. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. Each Administration Agreement continues until October 31, 2012. Each Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small Cap Growth Fund) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.

For investment management services, each of Neuberger Berman Genesis Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Small Cap Growth Fund pays NB Management a fee at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion.

For investment management services, Neuberger Berman Emerging Markets Equity Fund pays NB Management a fee at the annual rate of 1.000% of the first $250 million of the Fund’s average daily net assets, 0.975% of the next $250 million, 0.950% of the next $250 million, 0.925% of the next $250 million, 0.900% of the next $500 million, 0.875% of the next $2.5 billion, and 0.850% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Global Equity Fund pays NB Management a fee at the annual rate of 0.750% of the first $250 million of the Fund’s average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Global Thematic Opportunities Fund pays NB Management a fee at the annual rate of 0.850% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $2.5 billion, and 0.700% of average daily net assets in excess of $4 billion.

For investment management services, each of Neuberger Berman International Fund and Neuberger Berman International Institutional Fund pays NB Management a fee at the annual rate of 0.850% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $1 billion, and 0.700% of average daily net assets in excess of $2.5 billion.

For investment management services, Neuberger Berman Multi-Cap Opportunities Fund pays NB Management a fee at the annual rate of 0.600% of the first $250 million of the Fund’s average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Real Estate Fund pays NB Management a fee at the annual rate of 0.80% of the Fund’s average daily net assets.

For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

During the fiscal years ended August 31, 2011, 2010 and 2009, the Investor Class of each Fund accrued management and administration fees as follows:

Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Focus	$4,372,740	$4,334,874	$3,997,232
Genesis	$20,299,615	$16,994,261	$13,676,982
Guardian	$7,892,776	$7,235,466	$6,451,971
International	$2,076,333	$2,182,898	$2,233,332
Large Cap Disciplined Growth	$111,860	$92,068	$76,812
Mid Cap Growth	$2,758,552	$2,416,802	$2,158,435
Partners	$9,920,906	$10,282,518	$8,542,112
Regency	$461,963	$457,796	$333,855
Small Cap Growth	$812,774	$1,573,106	$1,917,414
Socially Responsive	$5,320,386	$4,875,756	$4,225,875

For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Trust Class and Advisor Class of certain Funds; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2011, 2010 and 2009, the Trust Class of each Fund accrued management and administration fees as follows:

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Focus	$192,285	$214,510	$231,348
Genesis	$38,518,752	$35,781,835	$33,034,175
Guardian	$908,129	$735,457	$626,324
International	$1,972,980	$2,322,288	$2,674,950
International Large Cap	$246,030	$287,243	$245,847

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Mid Cap Growth	$263,837	$203,448	$105,513
Partners	$4,939,168	$5,654,988	$4,707,667
Real Estate	$2,259,048	$1,055,461	$517,900
Regency	$390,728	$573,604	$314,976
Small Cap Growth	$292,765	$413,315	$348,669
Socially Responsive	$4,276,816	$3,203,233	$2,433,779

During the fiscal years ended August 31, 2011, 2010 and 2009, the Advisor Class of each Fund accrued management and administration fees as follows:

Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Focus	$81,780	$87,942	$91,172
Genesis	$6,174,567	$4,815,197	$3,920,363
Guardian	$5,748	$5,254	$4,930
Mid Cap Growth	$69,178	$58,921	$34,629
Partners	$3,322,321	$3,450,363	$2,837,304
Small Cap Growth	$131,791	$144,988	$128,115

For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

During the fiscal years ended August 31, 2011, 2010 and 2009, the Institutional Class of each Fund accrued management and administration fees as follows:

Institutional Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Emerging Markets Equity	$707,988	$71,990	$31,044*
Equity Income**	$2,670,480	$358,380	$24,937
Focus	$19,067	$39*	N/A^
Genesis	$38,618,540	$30,651,192	$24,992,421
Global Equity	$1,318*	N/A^	N/A^
Global Thematic Opportunities	$26,849*	N/A^	N/A^
Guardian	$139,041	$16,395	$91*
International Inst’l	$2,594,261	$2,135,077	$2,266,028
International Large Cap	$1,095,010	$585,189	$478,374
Intrinsic Value	$1,122,802	$282,343*	N/A^
Large Cap Disciplined Growth	$3,499,279	$1,418,843	$35,142*
Large Cap Value****	$10,125	$11,068	$15,945
Mid Cap Growth	$1,132,774	$1,056,629	$517,854
Multi-Cap Opportunities***	$454,916	$175,540*	$27,914
Partners	$1,216,207	$1,092,023	$752,387
Real Estate	$645,910	$139,236	$10,304
Regency	$18,360	$3,121*	N/A^
Select Equities	$179,325	$92,034	$14,599
Small Cap Growth	$1,110,134	$500,953	$49,356
Socially Responsive	$1,894,281	$781,697	$400,280
@ As of August 31, 2011, the Institutional Class of Neuberger Berman International Fund had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of the Institutional Class of each Fund’s commencement of operations follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (April 6, 2009); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); and Neuberger Berman Regency Fund (March 8, 2010).

** On June 9, 2008, Neuberger Berman Equity Income Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to June 9, 2008.

*** On December 21, 2009, Neuberger Berman Multi-Cap Opportunities Fund’s Trust Class was converted into the Fund’s Institutional Class.  The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to December 21, 2009.

**** On April 19, 2010, Neuberger Berman Large Cap Value Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to April 19, 2010.

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class A and Class C of each Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2011, 2010 and 2009, Class A of each Fund accrued management and administration fees as follows:

Class A	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Emerging Markets Equity	$83,843	$46,385	$4,165*
Equity Income	$2,971,232	$720,715	$218,426
Focus	$1,347	$45*	N/A^
Global Equity	$105*	N/A^	N/A^
Global Thematic Opportunities	$200*	N/A^	N/A^
Guardian	$40,378	$20,034	$443*
International	$1,874*	N/A^	N/A^
International Lg. Cap	$64,069	$60,085	$15,109
Intrinsic Value	$52,496	$2,042*	N/A^
Large Cap Disciplined Growth	$342,845	$328,822	$145,649*
Large Cap Value	$657*	N/A^	N/A^
Mid Cap Growth	$163,659	$32,407	$171*
Multi-Cap Opportunities	$2,364	$1,460*	N/A^
Partners	$5,359	$43*	N/A^
Real Estate	$178,667	$200*	N/A^
Regency	$3,740	$46*	N/A^
Select Equities	$268,353	$362,077	$161,549
Small Cap Growth	$16,782	$4,125	$192*
Socially Responsive	$315,885	$47,417	$849*
* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class A of each Fund’s commencement of operations follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (April 6, 2009); Neuberger Berman Large Cap Value Fund (March 2, 2011); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21, 2010); Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

During the fiscal years ended August 31, 2011, 2010 and 2009, Class C of each Fund accrued management and administration fees as follows:

Class C	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Emerging Markets Equity	$10,747	$3,016	$1,575*
Equity Income	$1,058,108	$152,759	$15,600
Focus	$1,290	$45*	N/A^
Global Equity	$82*	N/A^	N/A^
Global Thematic Opportunities	$111*	N/A^	N/A^
Guardian	$5,448	$1,475	$106*
International	$316*	N/A^	N/A^
International Lg. Cap	$18,661	$8,424	$1,342
Intrinsic Value	$24,231	$171*	N/A^
Large Cap Disc. Growth	$304,762	$260,097	$66,954*
Large Cap Value	$123*	N/A^	N/A^
Mid Cap Growth	$3,696	$1,399	$111*
Multi-Cap Opportunities	$1,425	$387*	N/A^
Partners	$431	$42*	N/A^
Real Estate	$38,742	$118*	N/A^
Regency	$803	$49*	N/A^
Select Equities	$108,708	$89,605	$25,108
Small Cap Growth	$2,489	$1,273	$165*
Socially Responsive	$63,240	$13,440	$110*
* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class C of each Fund’s commencement of operations follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (April 6, 2009); Neuberger Berman Large Cap Value Fund (March 2, 2011); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21, 2010); Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class R3 of each Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2011, 2010 and 2009, Class R3 of each Fund accrued management and administration fees as follows:

Class R3@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2011	2010	2009
Emerging Markets	$440	$76*	N/A^
Equity Income	$427	$47*	N/A^
Guardian	$1,370	$460	$106*
International Lg. Cap	$634	$480	$112*
Large Cap Disc. Growth	$1,683	$481	$113*
Mid Cap Growth	$2,334	$495	$111*
Partners	$247	$41*	N/A^
Real Estate	$1,720	$61*	N/A^
Regency	$309	$46*	N/A^
Small Cap Growth	$934	$686	$158*
Socially Responsive	$25,097	$561	$106*
@ As of August 31, 2011, Class R3 of Neuberger Berman Genesis and Neuberger Berman International Fund had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class R3 of each Fund’s commencement of operations follows the name of the Fund: Neuberger Berman Emerging Markets Equity Fund (June 21, 2010); Neuberger Berman Equity Income Fund (June 21, 2010); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Large Cap Fund (May 27, 2009); Neuberger Berman Large Cap Disciplined Growth Fund (May 27, 2009); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21, 2010); Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend expense relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

Each Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Emerging Markets Equity	A	08/31/2015	1.50%
	C	08/31/2015	2.25%
	Institutional	08/31/2015	1.25%
	R3	08/31/2015	1.91%

Equity Income	A	08/31/2015	1.16%
	C	08/31/2015	1.91%
	Institutional	08/31/2015	0.80%
	R3	08/31/2015	1.41%

Focus	Trust	08/31/2015	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%

Genesis	Trust	08/31/2015	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	R3	08/31/2015	1.51%

Global Equity	A	08/31/2015	1.51%
	C	08/31/2015	2.26%
	Institutional	08/31/2015	1.15%

Global Thematic Opportunities	A	08/31/2015	1.61%
	C	08/31/2015	2.36%
	Institutional	08/31/2015	1.25%

Guardian	Trust	08/31/2015	1.50%

	Advisor	08/31/2022	1.50%
	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%
	R3	08/31/2015	1.36%

International	Investor	08/31/2015	1.40%
	Trust	08/31/2022	2.00%
	Institutional	08/31/2015	1.15%
	A	08/31/2015	1.51%
	C	08/31/2015	2.26%
	R3	08/31/2015	1.76%

International Institutional	Institutional	08/31/2022	0.85%

International Large Cap	Trust	08/31/2015	1.25%
	Institutional	08/31/2015	0.90%
	A	08/31/2015	1.30%
	C	08/31/2015	2.00%
	R3	08/31/2015	1.51%

Intrinsic Value	Institutional	08/31/2015	1.00%
	A	08/31/2015	1.36%
	C	08/31/2015	2.11%

Large Cap Disciplined Growth	Investor	08/31/2015	1.11%
	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%
	R3	08/31/2015	1.36%

Large Cap Value	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%

Mid Cap Growth	Trust	08/31/2015	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%
	R3	08/31/2015	1.36%

Multi-Cap Opportunities	Institutional	8/31/2015	1.00%
	A	8/31/2015	1.36%
	C	8/31/2015	2.11%

Partners	Trust	08/31/2015	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2015	0.70%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%

	R3	08/31/2015	1.36%

Real Estate	Trust	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	A	08/31/2015	1.21%
	C	08/31/2015	1.96%
	R3	08/31/2015	1.46%

Regency	Investor	08/31/2022	1.50%
	Trust	08/31/2022	1.25%
	Institutional	08/31/2015	0.85%
	A	08/31/2015	1.21%
	C	08/31/2015	1.96%
	R3	08/31/2015	1.46%

Select Equities	A	08/31/2015	1.20%
	C	08/31/2015	1.95%
	Institutional	08/31/2015	0.75%

Small Cap Growth	Investor	08/31/2022	1.30%
	Trust	08/31/2022	1.40%
	Advisor	08/31/2022	1.60%
	Institutional	08/31/2015	0.90%
	A	08/31/2015	1.26%
	C	08/31/2015	2.01%
	R3	08/31/2015	1.51%

Socially Responsive	Trust	08/31/2015	1.50%
	Institutional	08/31/2015	0.75%
	A	08/31/2015	1.11%
	C	08/31/2015	1.86%
	R3	08/31/2015	1.36%

NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual arrangement:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2011	2010	2009
Emerging Markets Equity – Class A	$114,075	$191,189	$56,747*
Emerging Markets Equity – Class C	$13,198	$11,530	$19,340*
Emerging Markets Equity – Institutional Class	$800,846	$337,197	$371,874*
Emerging Markets Equity – Class R3	$2,132	$2,284*	N/A^
Equity Income – Class A	$0	$177,324	$307,047
Equity Income – Class C	$0	$39,060	$16,896
Equity Income – Institutional Class**	$0	$105,290	$18,095
Equity Income – Class R3	$1,618	$2,040*	N/A^
Focus – Trust Class	$0	$0	$0
Focus – Advisor	$0	$0	$2,550

Focus – Institutional Class	$2,813	$2,035*	$0
Focus – Class A	$1,836	$2,035*	N/A^
Focus – Class C	$1,723	$2,036*	N/A^
Global Equity – Institutional Class	$140,976*	N/A^	N/A^
Global Equity – Class A	$11,381*	N/A^	N/A^
Global Equity – Class C	$9,265*	N/A^	N/A^
Global Thematic Opportunities – Institutional Class	$154,263*	N/A^	N/A^
Global Thematic Opportunities – Class A	$2,585*	N/A^	N/A^
Global Thematic Opportunities – Class C	$2,176*	N/A^	N/A^
Genesis – Trust Class	$0	$0	$0
Genesis – Advisor Class	$0	$0	$0
Genesis – Institutional Class	$699,320	$783,406	$510,447
Genesis – Class R3	N/A^	N/A^	N/A^
Guardian – Trust Class	$0	$0	$0
Guardian – Institutional Class	$0	$1,361	$603*
Guardian – Advisor Class	$0	$6,275	$20,599
Guardian – Class A	$2,166	$2,942	$633*
Guardian – Class C	$296	$1,149	$603*
Guardian – Class R3	$140	$1,052	$603*
International – Investor Class	$290,850	$16,392	$0
International – Trust Class	$0	$0	$0
International – Class A	$2,210*	N/A^	N/A^
International – Class C	$1,681*	N/A^	N/A^
International – Class R3	N/A^	N/A^	N/A^
International – Institutional	N/A^	N/A^	N/A^
International Institutional – Institutional Class	$976,101	$827,327	$892,834
International Large Cap – Trust Class	$36,362	$84,392	$118,494
International Large Cap – Institutional Class	$174,363	$181,331	$259,193
International Large Cap – Class A	$7,000	$15,818	$15,881
International Large Cap – Class C	$3,222	$2,975	$3,157
International Large Cap – Class R3	$283	$1,177	$642*
Intrinsic Value – Institutional	$292,802	$331,673*	N/A^
Intrinsic Value – Class A	$13,592	$2,249*	N/A^
Intrinsic Value – Class C	$5,011	$225*	N/A^
Large Cap Disciplined Growth – Institutional Class	$235,665	$236,837	$40,802*
Large Cap Disciplined Growth – Investor Class	$0	$14,102	$110,752
Large Cap Disciplined Growth – Class A	$35,879	$79,451	$120,878*
Large Cap Disciplined Growth – Class C	$21,490	$46,889	$57,300*
Large Cap Disciplined Growth – Class R3	$258	$1,123	$679*
Large Cap Value – Institutional Class****	$254,006	$187,742*	$258,534
Large Cap Value – Class A	$13,297*	N/A^	N/A^
Large Cap Value – Class C	$3,825*	N/A^	N/A^
Mid Cap Growth – Advisor Class	$0	$0	$12,953

Mid Cap Growth – Institutional Class	$94,033	$127,686	$87,923
Mid Cap Growth – Trust Class	$0	$0	$0
Mid Cap Growth – Class A	$16,201	$6,744	$625*
Mid Cap Growth – Class C	$821	$1,365	$613*
Mid Cap Growth –Class R3	$397	$1,110	$613*
Multi-Cap Opportunities – Institutional Class***	$126,524	$218,745*	$146,100
Multi-Cap Opportunities – Class A	$896	$3,135*	N/A^
Multi-Cap Opportunities – Class C	$524	$1,973*	N/A^
Partners – Trust Class	$0	$0	$0
Partners – Advisor Class	$0	$0	$0
Partners – Institutional Class	$0	$0	$10,118
Partners – Class A	$1,333	$2,027*	N/A^
Partners – Class C	$1,629	$2,027*	N/A^
Partners – Class R3	$1,607	$2,029*	N/A^
Real Estate – Trust Class	$84,709	$222,429	$221,579
Real Estate – Institutional Class	$209,367	$79,150	$21,094
Real Estate – Class A	$65,175	$2,145*	N/A^
Real Estate – Class C	$14,827	$2,098*	N/A^
Real Estate – Class R3	$2,177	$2,066*	N/A^
Regency – Trust Class	$71,988	$80,831	$110,510
Regency – Investor Class	$0	$0	$0
Regency – Institutional Class	$4,750	$576*	N/A^
Regency – Class A	$2,672	$2,050*	N/A^
Regency – Class C	$1,870	$2,052*	N/A^
Regency – Class R3	$1,691	$2,055*	N/A^
Select Equities – Class A	$124,091	$176,836	$191,995
Select Equities – Class C	$46,670	$43,830	$28,856
Select Equities – Institutional Class	$106,173	$61,415	$37,421
Small Cap Growth – Investor Class	$140,394	$267,245	$307,973
Small Cap Growth – Trust Class	$62,498	$94,255	$89,143
Small Cap Growth – Advisor Class	$21,179	$32,264	$39,339
Small Cap Growth – Institutional Class	$401,065	$161,405	$38,496
Small Cap Growth – Class A	$7,835	$2,583	$702*
Small Cap Growth – Class C	$1,142	$1,571	$685*
Small Cap Growth – Class R3	$457	$1,618	$678*
Socially Responsive – Trust Class	$0	$0	$0
Socially Responsive – Institutional Class	$0	$20,190	$18,282
Socially Responsive – Class A	$10,903	$5,979	$628*
Socially Responsive – Class C	$2,205	$2,285	$603*
Socially Responsive – Class R3	$0	$1,161	$601*

* Data is from the commencement of the Class’ operations for each Fund to the end of the applicable fiscal year end.  The dates of each Class’ commencement of operations for each Fund follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (Class A, Class C and Institutional Class – October 8, 2008; Class R3 – June 21, 2010); Neuberger Berman Equity Income Fund (Class R3 – June 21, 2010); Neuberger Berman Focus Fund (Class A, Class C and Institutional Class – June 21, 2010); Neuberger Berman Global Equity Fund (Class A,

Class C and Institutional Class – June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (Class A, Class C and Institutional Class – June 30, 2011); Neuberger Berman Guardian Fund (Class A, Class C, Institutional Class and Class R3 – May 27, 2009); Neuberger Berman International Fund (Class A and Class C – December 20, 2010); Neuberger Berman International Large Cap Fund (Class R3 – May 27, 2009); Neuberger Berman Intrinsic Value Fund (Class A, Class C and Institutional Class – May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (Institutional Class, Class A and Class C – April 6, 2009; Class R3 – May 27, 2009); Neuberger Berman Large Cap Value Fund (Institutional Class – April 19, 2010; Class A and Class C – March 2, 2011); Neuberger Berman Mid Cap Growth Fund (Class A, Class C and Class R3 – May 27, 2009); Neuberger Berman Multi-Cap Opportunities Fund (Class A, Class C and Institutional Class – December 21, 2009); Neuberger Berman Partners Fund (Class A, Class C and Class R3 – June 21, 2010); Neuberger Berman Real Estate Fund (Class A, Class C and Class R3 – June 21, 2010); and Neuberger Berman Regency Fund (Institutional Class – March 8, 2010; Class A, Class C and Class R3 – June 21, 2010); Neuberger Berman Small Cap Growth Fund (Class A, Class C and Class R3 – May 27, 2009); and Neuberger Berman Socially Responsive Fund (Class A, Class C and Class R3 – May 27, 2009).

** On June 9, 2008, Neuberger Berman Equity Income Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to June 9, 2008.

*** On December 21, 2009, Neuberger Berman Multi-Cap Opportunities Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to December 21, 2009.

**** On April 19, 2010, Neuberger Berman Large Cap Value Fund’s Trust Class was converted into the Fund’s Institutional Class. The information for the Fund’s Institutional Class in this table includes the financial information for the Fund’s Trust Class prior to April 19, 2010.

^ No data available because this Class of the Fund had not yet commenced operations.

Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to each Class.

	Expenses Repaid for Fiscal Years Ended August 31,
Fund	2011	2010	2009
Equity Income – Class A	$14,135	$0	$0
Equity Income – Class C	$15,773	$0	$0
Equity Income – Institutional	$149,546	$0	$0
Focus – Advisor Class	$0	$2,550	$0
Guardian – Advisor Class	$933	$0	$0
Guardian – Institutional Class	$1,957	$0	$0
Large Cap Disciplined Growth – Investor Class	$4,009	$0	$0

Mid Cap Growth – Advisor Class	$11,836	$1,205	$0
Partners – Institutional Class	$0	$10,118	$0
Socially Responsive – Institutional Class	$47,340	$0	$0
Socially Responsive – Class R3	$309	$0	$0

Voluntary Expense Limitations

In addition, NB Management has voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of each Class of each Fund as listed below.  Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

Fund	Voluntary Expense Limitation
International Large Cap - Class A	1.24%
Real Estate - Trust Class	1.04%
Small Cap Growth - Investor Class*	1.25%
Small Cap Growth - Advisor Class**	1.55%
*Effective February 1, 2012.  Previously, the Manager had voluntarily undertaken to waive or reimburse certain expenses of Investor Class of the Fund so that its total annual operating expenses were limited to 1.15% of average net assets.
**Effective February 1, 2012.

The table below shows the amounts reimbursed by NB Management pursuant to voluntary expense limitations:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2011	2010	2009
International Institutional – Institutional Class*	$130,233	$106,754	$113,489
International Large Cap – Class A	$4,750	$4,445	$461
Real Estate – Trust Class	$961,357	$448,671	$220,118
Small Cap Growth – Investor Class	$109,893	$478,711	$0
Small Cap Growth – Trust Class**	$7,030	$13,740	$0
* Prior to December 16, 2011, NB Management had voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of Institutional Class of Neuberger Berman International Institutional Fund so that its total annual operating expenses were limited to 0.80% of average net assets.
** Prior to February 1, 2012, NB Management had voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of Trust Class of Neuberger Berman Small Cap Growth Fund so that its total annual operating expenses were limited to 1.37% of average net assets.

Effective February 1, 2012, NB Management has voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of Neuberger Berman Regency Fund.  This undertaking, which is terminable by NB Management without notice to the Fund, is in addition to the contractual undertaking described above.  Effective September 1, 2011, NB Management had voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund.  Effective September 1, 2010, NB Management had voluntarily agreed to waive its management fee in the amount of 0.11% of the average daily net assets of the Fund. Effective March 8, 2010, NB Management had voluntarily agreed to waive its management fee in the amount of 0.05% of the average daily net assets of the Fund. For the years ended August 31, 2010 and 2011, such waived fees amounted to $36,804 and $111,501, respectively, for the Fund.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2012 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice.  The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

Portfolio Manager Information

The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund
Michael L. Bowyer	Neuberger Berman Genesis Fund
David H. Burshtan	Neuberger Berman Small Cap Growth Fund
Timothy Creedon	Neuberger Berman Focus Fund
Robert W. D’Alelio	Neuberger Berman Genesis Fund
Ingrid S. Dyott	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund

Anthony Gleason	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Michael C. Greene	Neuberger Berman Regency Fund
William Hunter	Neuberger Berman Global Thematic Opportunities Fund
Brian Jones	Neuberger Berman Real Estate Fund
Gerald P. Kaminsky	Neuberger Berman Select Equities Fund
Michael J. Kaminsky	Neuberger Berman Select Equities Fund
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
David Levine	Neuberger Berman Focus Fund
Richard Levine	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
James F. McAree	Neuberger Berman Intrinsic Value Fund
Arthur Moretti	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund
Alexandra Pomeroy	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Brett S. Reiner	Neuberger Berman Genesis Fund
Daniel D. Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund Neuberger Berman Partners Fund

Mindy Schwartzapfel	Neuberger Berman Select Equities Fund
Benjamin Segal	Neuberger Berman Global Equity Fund Neuberger Berman International Fund Neuberger Berman International Institutional Fund Neuberger Berman International Large Cap Fund
Saurin Shah	Neuberger Berman Global Equity Fund
Steve Shigekawa	Neuberger Berman Real Estate Fund
Amit Solomon	Neuberger Berman Intrinsic Value Fund
Mamundi Subhas	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund
Judith M. Vale	Neuberger Berman Genesis Fund
Richard M. Werman	Neuberger Berman Select Equities Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of September 30, 2011, except as otherwise indicated.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
John J. Barker
Registered Investment Companies*	1	611	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	633	$10,363	-	-
Michael L. Bowyer
Registered Investment Companies*	1	$10,044	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	37	$2,578	-	-

David H. Burshtan
Registered Investment Companies*	2	$190	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4	$130	-	-
Timothy Creedon
Registered Investment Companies*	1	$481	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Robert W. D’Alelio
Registered Investment Companies*	1	$10,044	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	37	$2,578	-	-
Ingrid S. Dyott
Registered Investment Companies*	4	$2,758	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	317	$1,495	-	-
Anthony Gleason
Registered Investment Companies*	2	$1,521	-	-

Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,216	$4,554	-	-
Michael C. Greene***
Registered Investment Companies*	2	$195	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	5	$973	-	-
William Hunter
Registered Investment Companies*	2	$1,521	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,216	$4,554	-	-
Brian Jones
Registered Investment Companies*	2	$675	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	12	$83	-	-
Gerald P. Kaminsky
Registered Investment Companies*	1	$66	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,022	$5,993	-	-
Michael J. Kaminsky
Registered Investment Companies*	1	$66	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,022	$5,993	-	-
Sajjad S. Ladiwala
Registered Investment Companies*	4	$2,758	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	317	$1,495	-	-

David Levine
Registered Investment Companies*	1	$481	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Richard Levine
Registered Investment Companies*	2	$1,521	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,216	$4,554	-	-
James F. McAree
Registered Investment Companies*	1	$120	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	486	$1,142	-	-
Arthur Moretti
Registered Investment Companies*	4	$2,758	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	317	$1,495	-	-
Richard S. Nackenson
Registered Investment Companies*	1	$93	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	935	$826	-	-
Benjamin H. Nahum
Registered Investment Companies*	1	$120	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	155	$627	-	-
Alexandra Pomeroy
Registered Investment Companies*	2	$1,521	-	-

Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,216	$4,554	-	-
Brett S. Reiner
Registered Investment Companies*	1	$10,044	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	37	$2,578	-	-
Daniel Rosenblatt
Registered Investment Companies*	1	$611	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	633	$10,363	-	-
Conrad Saldanha
Registered Investment Companies*	5	$869	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	52	$5,662	-	-
Eli M. Salzmann***
Registered Investment Companies*	3	$2,029	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2	$206	-	-
Mindy Schwartzapfel
Registered Investment Companies*	1	$66	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,022	$5,993	-	-
Benjamin Segal
Registered Investment Companies*	5	$869	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	52	$5,662	-	-

Saurin Shah
Registered Investment Companies*	5	$869	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	52	$5,662	-	-
Steve Shigekawa
Registered Investment Companies*	2	$675	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	12	$83	-	-
Amit Solomon
Registered Investment Companies*	1	$120	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	155	$627	-	-
Mamundi Subhas
Registered Investment Companies*	4	$2,758	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	317	$1,495	-	-
Kenneth J. Turek
Registered Investment Companies*	4	$784	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3	$774	-	-
Judith M. Vale
Registered Investment Companies*	1	$10,044	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	37	$2,578	-	-
Richard M. Werman
Registered Investment Companies*	1	$66	-	-

Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3,022	$5,993	-	-

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised funds, and Managed Accounts (WRAP).

***Information for these Portfolio Managers is provided as of the close of business on December 8, 2011.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management and Neuberger Berman

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of August 31, 2011.  Beneficial ownership includes a Portfolio Manager's direct investments, including through 401(k) plans; investments by immediate family members; and amounts invested through contingent compensation plans.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund	G
Michael L. Bowyer	Neuberger Berman Genesis Fund	G
David H. Burshtan	Neuberger Berman Small Cap Growth Fund	E
Timothy Creedon	Neuberger Berman Focus Fund	B
Robert W. D’Alelio	Neuberger Berman Genesis Fund	G
Ingrid S. Dyott	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	G
Anthony Gleason	Neuberger Berman Equity Income Fund	F
	Neuberger Berman Global Thematic Opportunities Fund	C
Michael C. Greene	Neuberger Berman Regency Fund	A
William Hunter	Neuberger Berman Global Thematic Opportunities Fund	C
Brian Jones	Neuberger Berman Real Estate Fund	C
Gerald P. Kaminsky	Neuberger Berman Select Equities Fund	G
Michael J. Kaminsky	Neuberger Berman Select Equities Fund	G
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund	E

	Neuberger Berman Socially Responsive Fund	E
David Levine	Neuberger Berman Focus Fund	C
Richard Levine	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	E
James F. McAree	Neuberger Berman Intrinsic Value Fund	D
Arthur Moretti	Neuberger Berman Guardian Fund	G
	Neuberger Berman Socially Responsive Fund	G
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund	F
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	E
Brett S. Reiner	Neuberger Berman Genesis Fund	G
Daniel Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund	G
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund	E
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund	A
	Neuberger Berman Partners Fund	A
Mindy Schwartzapfel	Neuberger Berman Select Equities Fund	E
Benjamin Segal	Neuberger Berman Global Equity Fund	A
	Neuberger Berman International Fund	A
	Neuberger Berman International Institutional Fund	E
	Neuberger Berman International Large Cap Fund	F
Saurin Shah	Neuberger Berman Global Equity Fund	A

Steve Shigekawa	Neuberger Berman Real Estate Fund	E
Amit Solomon	Neuberger Berman Intrinsic Value Fund	E
Mamundi Subhas	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	E
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	G
Judith M. Vale	Neuberger Berman Genesis Fund	G
Richard M. Werman	Neuberger Berman Select Equities Fund	E

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001-$50,000	G = Over $1,000,001

D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are indirect subsidiaries of Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”). The directors, officers and/or employees of NB Management and Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.

The voting equity of NBG is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of the businesses conducted by NB Group, and Lehman Brothers Holdings Inc. (“LBHI”).  NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI and certain of its subsidiaries own the remaining 48% of the voting equity of NBG.

 LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management and Neuberger Berman, as well as the fixed income and certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI and certain of its subsidiaries, as debtors and debtors in possession, (collectively, the “Lehman Brothers Estate”) that will provide NBG with the opportunity to purchase the Lehman Brothers Estate’s interest in preferred and common equity of NBG.  The proposed transactions, which are subject to the Lehman Brothers Estate and NBG signing definitive documentation, as well as to market conditions, would, if successfully implemented, enable NBG to have a lower cost capital structure and set it on a path to 100% employee ownership within the next five to six years.

DISTRIBUTION ARRANGEMENTS

Each Fund offers the classes of shares shown below:

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Emerging Markets Equity				X	X	X	X
Equity Income				X	X	X	X
Focus	X	X	X	X	X	X
Genesis	X	X	X	X			X
Global Equity				X	X	X
Global Thematic Opportunities				X	X	X
Guardian	X	X	X	X	X	X	X
International	X	X		X	X	X	X
International Institutional				X
Intrinsic Value				X	X	X
International Large Cap		X		X	X	X	X
Large Cap Disciplined Growth	X			X	X	X	X
Large Cap Value				X	X	X
Mid Cap Growth	X	X	X	X	X	X	X
Multi-Cap Opportunities				X	X	X
Partners	X	X	X	X	X	X	X
Real Estate		X		X	X	X	X
Regency	X	X		X	X	X	X
Select Equities				X	X	X
Small Cap Growth	X	X	X	X	X	X	X
Socially Responsive	X	X		X	X	X	X

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. As described in the Funds’ prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class, Trust Class, Class A, Class C and Class R3 shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and the Neuberger Berman International Institutional Fund, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman Genesis, Neuberger Berman Mid Cap Growth and Neuberger Berman International Funds, as to which there is a Distribution Agreement), Class A, Class C and Class R3 (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2011. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Trust Class Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Trust Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund. The Plan provides that the Trust Class of each Fund will compensate NB Management for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Trust Class of the Funds indicated below:

Trust Class	Fiscal Year Ended August 31,
Fund	2011	2010	2009
Focus	$20,637	$23,013	$24,788
Guardian	$100,469	$80,724	$68,400

Trust Class	Fiscal Year Ended August 31,
Fund	2011	2010	2009
International Large Cap	$25,927	$30,271	$25,886
Partners	$571,477	$655,521	$540,288
Real Estate	$188,501	$87,975	$43,160
Regency	$41,229	$60,326	$33,154
Small Cap Growth	$23,433	$33,116	$27,890
Socially Responsive	$481,230	$353,579	$265,169

Distribution Plan (Advisor Class Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund offering Advisor Class shares.  The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Advisor Class of the Fund, its activities and expenses related to the sale and distribution of Advisor Class shares, and ongoing services to investors in the Advisor Class of the Fund. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Advisor Class shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Advisor Class of the Funds indicated below:

Advisor Class	Fiscal Year Ended August 31,
Fund	2011	2010	2009
Focus	$21,938	$23,594	$24,411
Genesis	$1,454,332	$1,132,033	$919,810
Guardian	$1,590	$1,443	$1,346
Mid Cap Growth	$18,526	$15,728	$9,164
Partners	$960,745	$1,000,026	$813,870

Advisor Class		Fiscal Year Ended August 31,
Fund	2011	2010	2009
Small Cap Growth	$26,366	$29,023	$25,618

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund offering Class A shares.  The Plan provides that Class A of each Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:

Class A	Fiscal Years Ended August 31,
Fund	2011	2010	2009
Emerging Markets Equity	$16,645	$9,195	$810*
Equity Income	$964,731	$222,769	$67,461
Focus	$423	$14*	N/A^
Global Equity	$26*	N/A^	N/A^
Global Thematic Opportunities	$45*	N/A^	N/A^
Guardian	$13,162	$6,474	$140*
International	$418*	N/A^	N/A^
International Large Cap	$19,794	$18,519	$4,646
Intrinsic Value	$11,757	$460*	N/A^
Large Cap Disc. Growth	$108,373	$102,383	$44,967*
Large Cap Value	$208*	N/A^	N/A^
Mid Cap Growth	$51,555	$9,893	$53*

Class A	Fiscal Years Ended August 31,
Fund	2011	2010	2009
Multi-Cap Opportunities	$688	$431*	N/A^
Partners	$1,834	$15*	N/A^
Real Estate	$41,916	$47*	N/A^
Regency	$1,143	$14*	N/A^
Select Equities	$82,883	$111,829	$49,864
Small Cap Growth	$3,774	$925	$43*
Socially Responsive	$105,353	$15,419	$268*
* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class A of each Fund’s commencement of operations follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (April 6, 2009); Neuberger Berman Large Cap Value Fund (March 2, 2011); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21, 2010); Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of each Fund offering Class C shares.  The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:

Class C	Fiscal Years Ended August 31,
Fund	2011	2010	2009
Emerging Markets Equity	$8,536	$2,407	$1,250*
Equity Income	$1,377,115	$188,479	$19,248
Focus	$1,619	$56*	N/A^
Global Equity	$81*	N/A^	N/A^
Global Thematic Opportunities	$100*	N/A^	N/A^
Guardian	$7,111	$1,905	$137*
International	$286*	N/A^	N/A^
International Large Cap	$23,034	$10,383	$1,644
Intrinsic Value	$21,623	$154*	N/A^
Large Cap Disc. Growth	$385,722	$323,980	$82,821*
Large Cap Value	$157*	N/A^	N/A^
Mid Cap Growth	$4,654	$1,747	$139*
Multi-Cap Opportunities	$1,651	$457*	N/A^
Partners	$593	$57*	N/A^
Real Estate	$36,347	$112*	N/A^
Regency	$990	$61*	N/A^
Select Equities	$134,186	$110,572	$30,981
Small Cap Growth	$2,235	$1,145	$148*
Socially Responsive	$84,398	$17,476	$140*
* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class C of each Fund’s commencement of operations follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Focus Fund (June 21, 2010); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Fund (December 20, 2010); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Large Cap Disciplined Growth Fund (April 6, 2009); Neuberger Berman Large Cap Value Fund (March 2, 2011); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Multi-Cap Opportunities Fund (December 21, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21, 2010); and Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class R3 Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class R3 of each Fund offering Class R3 shares.  The Plan provides that Class R3 of each Fund will compensate NB Management for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, NB Management receives from Class R3 of each Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets, of which 0.25% is a distribution fee and 0.25% is a service fee.  NB Management may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class R3 of the Funds indicated below:

Class R3@	Fiscal Years Ended August 31,
Fund	2011	2010	2009
Emerging Markets	$175	$30*	N/A^
Equity Income	$278	$29*	N/A^
Guardian	$892	$299	$68*
International Lg. Cap	$391	$296	$69*
Large Cap Disc. Growth	$1,061	$300	$70*
Mid Cap Growth	$1,466	$310	$69*
Partners	$171	$29*	N/A^
Real Estate	$809	$29*	N/A^
Regency	$189	$29*	N/A^
Small Cap Growth	$421	$309	$71*
Socially Responsive	$16,726	$364	$68*
@ As of August 31, 2011, Class R3 of Neuberger Berman Genesis and Neuberger Berman International Fund had not yet commenced operations. Therefore, there is no data to report.

* Data is from the commencement of operations to the end of the applicable fiscal year end.  The dates of Class R3 of each Fund’s commencement of operations follows the name of the Fund: Neuberger Berman Emerging Markets Equity Fund (June 21, 2010); Neuberger Berman Equity Income Fund (June 21, 2010); Neuberger Berman Guardian Fund (May 27, 2009); Neuberger Berman International Large Cap Fund (May 27, 2009); Neuberger Berman Large Cap Disciplined Growth Fund (May 27, 2009); Neuberger Berman Mid Cap Growth Fund (May 27, 2009); Neuberger Berman Partners Fund (June 21, 2010); Neuberger Berman Real Estate Fund (June 21,

2010); Neuberger Berman Regency Fund (June 21, 2010); Neuberger Berman Small Cap Growth Fund (May 27, 2009); and Neuberger Berman Socially Responsive Fund (May 27, 2009).

^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Advisor Class, Trust Class, Class A, Class C and Class R3)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Advisor Class, Trust Class, Class A, Class C and Class R3 shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Funds is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on market quotations.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities. Valuations of debt securities (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Funds may from time to time accept securities in exchange for fund shares.

Financial Intermediaries

The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

For each Class that is sold directly to investors (currently the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that

Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans.  Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases.  Pursuant to a determination of eligibility by NB Management, Class A shares of a Fund may be sold at net asset value to:

1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”)  (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.	currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger Berman and its affiliated companies;

7.	NB Management or Neuberger Berman and its affiliated companies;

8.
an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.
banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

14.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the funds in the fund family;

15.	Employee benefit and retirement plans for NB Management and its affiliates; and

16.
Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has a sales agreement with the Distributor pursuant to which the Funds' shares are offered on such IRA platform as investment options.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under a Fund’s IRA rollover policy as described in the Class A and Class C Prospectuses) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectuses, if all parties are purchasing shares for their own accounts and/or:

●	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

●	endowments or foundations established and controlled by you or your immediate family; or

●	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

  Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C Prospectuses, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

●
redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

●	tax-free returns of excess contributions to IRAs;

●	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

●	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

●	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

●	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●
Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

●	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

●	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

●	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectuses.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the respective fund’s Prospectus, if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both the shares of the eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the Neuberger Berman Funds may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

Each of the Neuberger Berman Funds may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Advisor Class, Investor Class, Trust Class and Class A shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to that Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Equity Income Fund and Neuberger Berman Real Estate Fund distribute substantially all of their net investment income (after deducting expenses), if any, near the end of each calendar quarter.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders (or Institution) whether received in cash or reinvested in Fund shares.

A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

To qualify or continue to qualify for treatment as a RIC, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.  If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15% for taxable years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to make its distributions in accordance with this calendar year distribution requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

For each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (“Service”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days beginning on the closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

A Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Each Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing

Funds under the Income Requirement.  If a Fund invests in an MLP or an exchange traded investment trust that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold at the backup withholding rate on all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by a Fund, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2012.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use average cost when determining a

Fund shareholder’s cost basis.  The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

FUND TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management may act as a broker for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market; each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended August 31, 2009, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $17,912, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2010, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $38,629, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $326,863, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $326,863 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $197,026,539) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Equity Income Fund paid brokerage commissions of $87,054, of which $55 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2010, Neuberger Berman Equity Income Fund paid brokerage commissions of $387,192, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Equity Income Fund paid brokerage commissions of $1,617,775, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,617,775 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,203,221,386) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Focus Fund paid brokerage commissions of $1,321,796, of which $1,063 was paid to Neuberger Berman and $7,437 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Focus Fund paid brokerage commissions of $969,720, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Focus Fund paid brokerage commissions of $993,480, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $993,480 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,341,392,085) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., and JP Morgan Chase & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Goldman Sachs & Co., $15,108,600, and JP Morgan Chase & Co., Inc., $21,033,600.

During the fiscal year ended August 31, 2009, Neuberger Berman Genesis Fund paid brokerage commissions of $3,186,738, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2010, Neuberger Berman Genesis Fund paid brokerage commissions of $3,395,957, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Genesis Fund paid brokerage commissions of $4,243,289, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $4,243,289 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $4,219,626,388) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

Neuberger Berman Global Equity Fund commenced operations June 30, 2011, therefore the Fund does not have brokerage data for the fiscal years ended August 31, 2009 and August 31, 2010.

During the fiscal year ended August 31, 2011, Neuberger Berman Global Equity Fund paid brokerage commissions of $719, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $719 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,146,406) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC, and JP Morgan Chase & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $10,141.

Neuberger Berman Global Thematic Opportunities Fund commenced operations June 30, 2011, therefore the Fund does not have brokerage data for the fiscal years ended August 31, 2009 and August 31, 2010.

During the fiscal year ended August 31, 2011, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $26,374, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $26,374 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $21,922,904) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Guardian Fund paid brokerage commissions of $957,934, of which $2,805 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Guardian Fund paid brokerage commissions of $649,319, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Guardian Fund paid brokerage commissions of $600,352, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $600,352 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $747,444,243) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman International Fund paid brokerage commissions of $1,075,094, of which $115 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman International Fund paid brokerage commissions of $651,831, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Fund paid brokerage commissions of $559,636, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $559,636 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $388,726,776) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Credit Suisse Securities (USA) LLC, $3,090,844.

During the fiscal year ended August 31, 2009, Neuberger Berman International Institutional Fund paid brokerage commissions of $633,835, of which $61 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman International Institutional Fund paid brokerage commissions of $351,431, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Institutional Fund paid brokerage commissions of $401,500, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $401,500 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $292,282,108) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Credit Suisse Securities (USA) LLC, $3,485,570.

During the fiscal year ended August 31, 2009, Neuberger Berman International Large Cap Fund paid brokerage commissions of $267,057, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2010, Neuberger Berman International Large Cap Fund paid brokerage commissions of $200,810, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman International Large Cap Fund paid brokerage commissions of $305,533, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $305,533 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $201,825,821) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Credit Suisse Securities (USA) LLC; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Credit Suisse Securities (USA) LLC, $2,383,463.

Neuberger Berman Intrinsic Value Fund commenced operations May 10, 2010, therefore the Fund does not have brokerage data for the fiscal year ended August 31, 2009.

During the fiscal year ended August 31, 2010, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $44,911, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $235,550, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $235,550 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $142,268,431) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $96,834, of which $37 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $437,292, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $595,932, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $595,932 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,348,115,111) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., and JP Morgan Chase & Co., Inc.; at that date, that Fund did not hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $3,767 of which $0 was paid to Neuberger Berman and $0 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $369, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $752, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $752 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,357,008) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Banc of America Securities LLC, Citigroup Global Markets, Inc., Goldman Sachs & Co., JP Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc. at that date; that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America Securities LLC, $38,473, Citigroup Global Markets, Inc., $58,778, Goldman Sachs & Co., $89,257, JP Morgan Chase & Co., Inc., $103,816, and Morgan Stanley & Co., Inc., $32,060.

During the fiscal year ended August 31, 2009, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $753,961, of which $1,169 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $612,977, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $418,585, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $418,585 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $583,036,071) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $3,725, of which $79 was paid to Neuberger Berman and $101 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $15,686, of which $8 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $98,566, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised  0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $98,566 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $147,885,862) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., JP Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Goldman Sachs & Co., $2,789,280, JP Morgan Chase & Co., Inc., $3,004,800.

During the fiscal year ended August 31, 2009, Neuberger Berman Partners Fund paid brokerage commissions of $3,166,063, of which $9,702 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Partners Fund paid brokerage commissions of $2,916,658, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Partners Fund paid brokerage commissions of $2,275,355, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,275,355 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,433,255,159) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., and JP Morgan Chase & Co., Inc.; at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Banc of America Securities LLC, $34,474,973, Citigroup Global Markets, Inc., $26,371,479, Goldman Sachs & Co., $29,182,842, and JP Morgan Chase & Co., Inc., $51,149,208.

During the fiscal year ended August 31, 2009, Neuberger Berman Real Estate Fund paid brokerage commissions of $256,856, of which $982 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Real Estate Fund paid brokerage commissions of $256,529, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Real Estate Fund paid brokerage commissions of $347,850, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $347,850 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $305,612,662) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Regency Fund paid brokerage commissions of $159,726, of which $240 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Regency Fund paid brokerage commissions of $166,301, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Regency Fund paid brokerage commissions of $118,887, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $118,887 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $129,505,345) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Select Equities Fund paid brokerage commissions of $53,714, of which $743 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2010, Neuberger Berman Select Equities Fund paid brokerage commissions of $156,114, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Select Equities Fund paid brokerage commissions of $118,648, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $118,648 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $185,327,991) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., JP Morgan Chase & Co., Inc., and Morgan

Stanley & Co., Inc.; at that date, that Fund did not hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $2,249,855, of which $7,783 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,486,621, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,110,610, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,110,610 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $847,909,933) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2009, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $947,221, of which $3,532 was paid to LBI.

During the fiscal year ended August 31, 2010, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $737,400, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2011, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $782,218, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2011, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $782,218 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $949,183,818) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2011, that Fund did not acquire or hold any securities of its regular brokers or dealers.

For Neuberger Berman Emerging Markets Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Multi-Cap Opportunities Fund, the aggregate dollar amount of brokerage commissions paid in the 2011 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2009 and 2010 fiscal years due to changes in the net assets of the Funds.

For Neuberger Berman International Fund, the aggregate dollar amount of brokerage commissions paid in the 2011 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2009 fiscal year due to changes in the net assets of the Fund and decreased portfolio turnover.

For Neuberger Berman Intrinsic Value Fund, the aggregate dollar amount of brokerage commissions paid in the 2011 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2010 fiscal year due to increased portfolio turnover experienced by the Fund as a result of market volatility.

For Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Select Equities Fund and Neuberger Berman Small Cap Growth Fund, the aggregate dollar amount of brokerage commissions paid in the 2011 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2009 fiscal year due to changes in the net assets of the Funds.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for a Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

Each Fund also has or will enter into an expense offset arrangement in connection with its custodian contract.  For the year ended August 31, 2011, the impact of this arrangement was a reduction of expenses as follows:

Funds	Amount of Reduction of Expenses
Emerging Markets Equity	$29
Equity Income	$657
Focus	$15
Genesis	$1,683
Global Equity	$0
Global Thematic Opportunities	$1
Guardian	$25
International	$33
International Institutional	$21
International Large Cap	$19
Intrinsic Value	$11
Large Cap Disciplined Growth	$44
Large Cap Value	$0
Mid Cap Growth	$11
Multi-Cap Opportunities	$13
Partners	$146
Real Estate	$25
Regency	$3
Select Equities	$16
Small Cap Growth	$46
Socially Responsive	$120

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

For Neuberger Berman Intrinsic Value Fund and Neuberger Berman Real Estate Fund, the portfolio turnover rate in fiscal year 2011 differed materially from the portfolio turnover rate in fiscal year 2010 due to market volatility.

For Neuberger Berman Large Cap Value Fund and Neuberger Berman Multi-Cap Opportunities Fund, the portfolio turnover rate in fiscal year 2011 differed materially from the portfolio turnover rate in fiscal year 2010 due to large cash inflows.

For Neuberger Berman Small Cap Growth Fund, the portfolio turnover rate in fiscal year 2011 differed materially from the portfolio turnover rate in fiscal year 2010 due to market factors affecting the small cap sector.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis for their respective investment advisory clients. NB Management retains final authority and fiduciary responsibility for proxy voting.

NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the board.

Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders. The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. Each Fund may enter into a securities lending agreement under which the Fund loans securities to a counter party as a principal borrower or lending agent. Those principal borrowers or agents may receive each Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund might pay a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  Each Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund’s top 10 holdings.  No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-one separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in each Fund’s name (except Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Regency Fund) was “Neuberger & Berman.”

On December 17, 2007, each of Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund changed its name from Neuberger Berman Premier Dividend Fund, Neuberger Berman Manhattan Fund and Neuberger Berman Millennium Fund, respectively.

On August 15, 2008, Neuberger Berman Genesis Fund acquired all of the net assets of Neuberger Berman Fasciano Fund, a former series of the Trust.

On April 9, 2009, Neuberger Berman Century Fund acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund, a former series of the Trust, and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund.

On December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund changed its name from Neuberger Berman Research Opportunities Fund, and on December 17, 2007, Neuberger Berman Research Opportunities Fund changed its name from Neuberger Berman Premier Analysts Fund.

As of the close of business on May 7, 2010, the Neuberger Berman Intrinsic Value Fund became the successor to DJG Small Cap Value Fund, L.P., an unregistered limited partnership (“DJG Fund”).  On that date, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares.  DJG fund was the successor to the DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”).  Prior to May 7, 2010, the Fund had no operations.  Performance information for the Fund after July 15, 2008, is that of DJG Fund and performance information from July 8, 1997 (the DJG Account’s commencement of operations), to July 14, 2008, is that of DJG Account.

Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds.  The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  Because Advisor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares for certain Funds may only be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street, 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA  02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

Each of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2011, the following are all of the beneficial and record owners of more than five percent of a Class of each Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Emerging Markets Equity Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	12.01%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	8.59%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	8.20%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	8.16%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	6.41%
	Boston Financial Data Services FBO Neil Kenyson Moyer 30 Dan Road Canton, Massachusetts 02021	5.03%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Emerging Markets Equity Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	51.02%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	22.41%
	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	10.83%
Neuberger Berman Emerging Markets Equity Fund Institutional Class	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	29.98%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	25.83%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	15.68%
Neuberger Berman Emerging Markets Equity Fund Class R3	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	100%
Neuberger Berman Equity Income Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	36.86%
	Goldman, Sachs & Co. 200 West Street New York, NY 10282-2198	19.60%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	9.51%
Neuberger Berman Equity Income Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	35.35%

Fund and Class	Name and Address	Percent Owned
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	17.18%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	12.67%
Neuberger Berman Equity Income Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	25.16%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	23.67%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	8.77%
	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	8.62%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.03%
	MITRA & Co 11270 WeSt. Park Place - Ste 400 Milwaukee, WI 53224-3638	7.84%
Neuberger Berman Equity Income Fund R3	MG Trust Company 700 17th Street Suite 300 Denver, CO 80202-3531	81.84%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	18.15%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Focus Fund Advisor Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	57.36%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	15.17%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	7.47%
Neuberger Berman Focus Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.45%
Neuberger Berman Focus Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	21.69%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	18.87%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	16.14%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	10.54%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	7.89%
Neuberger Berman Focus Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	26.86%

Fund and Class	Name and Address	Percent Owned
	Orchard Trust Co 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	14.41%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	12.17%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	11.29%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.34%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	8.37%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	5.39%
	NFS LLC FBO Samuel L Gordon Jr 200 Liberty Street, NY4F New York, NY 10281	5.10%
Neuberger Berman Focus Fund Class C	NFS LLC Mark Neil Axinn Allen H Brill 200 Liberty Street, NY4F New York, NY 10281	63.87
	NFS LLC FBO E W Parnes 97 Rev Tru Richard A Marks Ttee 200 Seaport Boulevard, Z2P Boston, MA 02210	19.34%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	10.95%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.14%
Neuberger Berman Focus Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	80.00%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	13.21%
Neuberger Berman Genesis Fund Advisor Class	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	16.84%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	9.04%
	Horace Mann Life Insurance Co 1 Horace Mann Plz Springfield, IL 62715-0002	7.20%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.02%
Neuberger Berman Genesis Fund Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	36.42%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	7.58%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	7.55%

Fund and Class	Name and Address	Percent Owned
	State Street Bank & Trust Co Ttee Ford Motor Company Master Trust Fund 105 Rosemont Rd Westwood, MA 02090-2318	6.45%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	5.01%
Neuberger Berman Genesis Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	23.91%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	14.76%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	8.50%
Neuberger Berman Genesis Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	20.22%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	16.22%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	6.36%
Neuberger Berman Global Equity Fund Class A	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	73.59%
	State Street Bank & Trust Co 1009 E Marie Ln Bloomington, IN 47401-9040	21.02%

Fund and Class	Name and Address	Percent Owned
	State Street Bank & Trust Co 1001 Hoesch Way Gilroy, CA 95020-3954	5.37%
Neuberger Berman Global Equity Fund Class C	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	100%
Neuberger Berman Global Equity Fund Institutional Class	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	98.14%
Neuberger Berman Global Thematic Opportunities Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	50.94%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	20.17%
	State Street Bank & Trust Co 4 Basswood Ln Andover, MA 01810-5883	6.30%
	State Street Bank & Trust Co 1009 E Marie Ln Bloomington, IN 47401-9040	5.66%
Neuberger Berman Global Thematic Opportunities Fund Class C	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	51.79%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	45.91%
Neuberger Berman Global Thematic Opportunities Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	97.63%
Neuberger Berman Guardian Fund Advisor Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	17.96%

Fund and Class	Name and Address	Percent Owned
	MG Trust Company Cust. FBO J.R. Pierce Plumbing Co., Inc. 700 17th Street, Suite 300 Denver, CO 80202-3531	12.51%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	9.09%
	EMJAYCO PO Box 170910 Milwaukee, WI 53217-0909	8.29%
	TD Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	6.63%
Neuberger Berman Guardian Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	16.23%
Neuberger Berman Guardian Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	33.14%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	14.85%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	11.10%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	6.14%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.05%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Guardian Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	45.23%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	36.66%
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	5.92%
Neuberger Berman Guardian Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	58.53%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.69%
Neuberger Berman Guardian Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	37.79%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	26.86%
	Stifel Nicolaus & Co Inc 501 N Broadway Saint Louis, MO 63102-2188	11.43%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	10.15%
Neuberger Berman Guardian Fund Class R3	PIMS/Prudential Retirement As Nominee for the Ttee/Cust South Coast Water District 31592 West St Laguna Beach, CA 92651-6907	48.20%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	46.33%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	5.46%
Neuberger Berman International Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	22.76%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	7.66%
Neuberger Berman International Fund Institutional Class	Childrens Healthcare of Atlanta, Inc State Street Bank & Trust 1584 Tullie Cir Ne Atlanta, GA 30329-2311	21.18%
	Northern Trust Co Cust Grand Rapids PO Box 92956 Chicago, IL 60675-2956	14.65%
	Northern Trust Co Cust Grand Rapids PO Box 92956 Chicago, IL 60675-2956	13.21%
	Thomas Smith Trustee Peralta Community College District 333 E 8th St Oakland, Ca 94606-2844	8.26%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	7.69%

Fund and Class	Name and Address	Percent Owned
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	6.99%
	MAC & Co PO Box 3198 Pittsburgh, PA 15230-3198	6.34%
	Bank of New York Ttee Hilton Hotels Corp 111 Sanders Creek Pkwy East Syracuse, NY 13057-1381	5.66%
Neuberger Berman International Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	40.13%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	26.58%
Neuberger Berman International Fund Class C	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	52.02%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	30.67%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.50%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.23%
Neuberger Berman International Large Cap Fund Institutional Class	UBATCO & Co Aces Trust Fund 6811 S 27th St Lincoln, NE 68512-4823	31.67%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	19.02%

Fund and Class	Name and Address	Percent Owned
	Massachusetts Laborers' Annuity Fund 14 New England Executive Park Ste 200 Burlington, MA 01803-5201	15.14%
	Massachusetts Laborers' Annuity Fund 14 New England Executive Park Ste 200 Burlington, MA 01803-5201	10.87%
Neuberger Berman International Large Cap Fund Class A	BRICS & Co FBO Oneok, Inc. 340 S Cleveland Ave Oh1-0481 Westerville, OH 43081-8917	32.09%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	17.50%
Neuberger Berman International Large Cap Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	68.15%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15.67%
Neuberger Berman International Large Cap Fund Class R3	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	55.89%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	38.58%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.50%
Neuberger Berman International Large Cap Fund Trust Class	Barclays Capital Inc 70 Hudson Street 7th Floor Jersey City, NJ 07302-4585	16.02%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	13.06%
	Saxon and Co PO Box 7780-1888 Philadelphia, PA 19182-0001	11.24%
	National Financial Services Corp 200 Liberty St - 1 World Fin Ctr New York, NY 10281	6.81%
Neuberger Berman Intrinsic Value Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	25.41%
	SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456-9989	10.57%
	Fifth Third Bank Ttee FBO: Community Hospital Deprec M/F P.O. Box 3385 Cincinnati, OH 45263-0001	10.05%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	8.36%
	Fifth Third Bank Ttee FBO: Community Hospital-Pension M/F P.O. Box 3385 Cincinnati, OH 45263-0001	7.91%
	Michael J Palladino Victor R Cipullo Trs Detectives Endowment Assoc Annuity Fund 26 Thomas St New York, NY 10007-1107	5.42%
Neuberger Berman Intrinsic Value Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	39.59%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	23.61%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.20%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	7.05%
Neuberger Berman Intrinsic Value Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	64.88%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.94%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	8.84%
Neuberger Berman Large Cap Disciplined Growth Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	24.32%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	18.50%
	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	11.53%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	9.85%
Neuberger Berman Large Cap Disciplined Growth Fund Investor Class	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	39.70%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Large Cap Disciplined Growth Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	28.77%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	18.21%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	13.01%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	9.99%
	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	8.75%
Neuberger Berman Large Cap Disciplined Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	71.05%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	10.77%
Neuberger Berman Large Cap Disciplined Growth Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	88.09%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	10.50%
Neuberger Berman Large Cap Value Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	54.11%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	45.88%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Large Cap Value Fund Class A	State Street Bank & Trust Co 1065 Park Ave New York, NY 10128-1001	25.43%
	Robert A Kavesh 605 Third Ave New York, NY 10158-3698	24.10%
	Michael Mark Knetter Karen Joy Knetter 605 Third Ave New York, NY 10158-3698	18.73%
	State Street Bank & Trust Co 2402 22nd St Santa Monica, CA 90405-2802	9.63%
	State Street Bank & Trust Co 1009 E Marie Ln Bloomington, IN 47401-9040	5.12%
Neuberger Berman Large Cap Value Fund Class C	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	100%
Neuberger Berman Mid Cap Growth Fund Advisor Class	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	38.79%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	9.54%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.70%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	5.53%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Mid Cap Growth Fund Institutional Class	Edward D Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3009	53.69%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	13.85%
	Reliance Trust Co FBO Unitized R/R PO Box 48529 Atlanta, GA 30362-1529	11.91%
	The Standard Insurance 1100 SW 6th Avenue Portland, OR 97204-1093	8.82%
Neuberger Berman Mid Cap Growth Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.77%
Neuberger Berman Mid Cap Growth Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	27.85%
	New York Life Trust Company 169 Lackawanna Ave Parsippany, NJ 07054-1007	19.76%
	TD Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	11.87%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	11.63%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	5.92%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Mid Cap Growth Fund Class A	New York Life Trust Company 169 Lackawanna Ave Parsippany, NJ 07054-1007	18.99%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11.45%
Neuberger Berman Mid Cap Growth Fund Class C	None
Neuberger Berman Mid Cap Growth Fund Class R3	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	38.22%
	Orchard Trust Co Ttee Employee Benefits Clients 401k 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	21.34%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	17.69%
	Hartford Securities Distr Co Inc PO Box 2999 Hartford, CT 06104-2999	13.56%
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	7.27%
Neuberger Berman Multi-Cap Opportunities Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	29.80%
	NFS LLC 21677 Sheffield Drive Farmington Hills, MI 48335-5460	13.34%

Fund and Class	Name and Address	Percent Owned
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	13.19%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	11.15%
	NFS LLC 2189 NE 27th Dr Wilton Manors, FL 33306-1325	6.59%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	5.20%
Neuberger Berman Multi-Cap Opportunities Fund Class C	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	30.31%
	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	27.22%
	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440-9446	19.53%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.15%
Neuberger Berman Partners Fund Advisor Class	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	44.99%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	18.16%

Fund and Class	Name and Address	Percent Owned
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	6.18%
Neuberger Berman Partners Fund Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	40.63%
	State of Maryland Savings & Investment Plan (401k) PO Box 182029 Columbus, OH 43218-2029	20.17%
	State of Maryland Savings & Investment Plan (401k) PO Box 182029 Columbus, OH 43218-2029	19.86%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	8.44%
Neuberger Berman Partners Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	10.93%
Neuberger Berman Partners Fund Trust Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	31.47%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	15.63%
	ING National Trust as Trustee Or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184	7.82%

Fund and Class	Name and Address	Percent Owned
	Reliance Trust Company FBO Retirement Plans Serviced by Metlife 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	6.84%
Neuberger Berman Partners Fund Class A	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	97.86%
Neuberger Berman Partners Fund Class C	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	45.87%
	MSSB 336 SW Quiet Woods Port St Lucie, FL 34953-8230	24.04%
	MSSB 336 SW Quiet Woods Port St Lucie, FL 34953-8230	18.07%
	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	6.56%
Neuberger Berman Partners Fund Class R3	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	100%
Neuberger Berman Real Estate Fund Institutional Class	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	21.87%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	19.00%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	16.17%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	11.28%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	8.25%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.27%
Neuberger Berman Real Estate Fund Trust Class	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	30.86%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	25.39%
Neuberger Berman Real Estate Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	19.06%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg,, FL 33716-1100	10.70%
	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	5.95%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	5.83%
Neuberger Berman Real Estate Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	23.25%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	10.48%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	9.53%
Neuberger Berman Real Estate Fund Class R3	Frontier Trust Company FBO Mellott & Mellott 401(K) Ret. Savin PO Box 10758 Fargo, ND 58106-0758	33.42%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	18.38%
	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	16.70%
	State Street Corp FBO/CUST ADP Access Product 1 Lincoln St Boston, MA 02111-2901	9.30%
	Wilmington Trust Fsc Ttee FBO Standard Plumbing 401k PO Box 52129 Phoenix, AZ 85072-2129	9.25%
	Frontier Trust Company FBO Keltron Corporation 401(k) Plan PO Box 10758 Fargo, ND 58106-0758	5.57%
Neuberger Berman Regency Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	74.27%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	17.48%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	7.55%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Regency Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	21.43%
	Jewish Communal Fund Corporation 575 Madison Ave Ste 703 New York, NY 10022-8591	8.12%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	5.09%
Neuberger Berman Regency Fund Trust Class	The Union Central Life Insurance Co 5900 O St Lincoln, NE 68510-2234	24.58%
	Nationwide Trust Company PO Box 182029 Columbus, OH 43218-2029	12.12%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	11.18%
	Ameritas Life Insurance Corp 5900 O St Lincoln, NE 68510-2234	6.07%
Neuberger Berman Regency Fund Class A	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.59%
Neuberger Berman Regency Fund Class C	NFS LLC 845 3rd Ave Fl 16 New York, NY 10022-6601	50.52%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	24.56%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11.65%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.22%
Neuberger Berman Regency Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	80.85%
	Neuberger Berman LLC 605 Third Ave Fl 3 New York, NY 10158-3698	19.14%
Neuberger Berman Select Equities Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	61.69%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	13.79%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	8.53%
Neuberger Berman Select Equities Fund Class C	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	25.43%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	24.52%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	23.76%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Select Equities Fund Institutional Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	41.65%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	20.36%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	20.02%
	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	16.91%
Neuberger Berman Small Cap Growth Fund Advisor Class	Wells Fargo Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	17.16%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	11.02%
	American United Life Ins Co PO Box 1995 Indianapolis, IN 46206-9102	9.26%
	American United Life Ins Co PO Box 1995 Indianapolis, IN 46206-9102	9.24%
	ING 400 Atrium Drive Somerset, NJ 08873-4162	9.05%
	Delaware Charter Guarantee & Trust 711 High St Des Moines, IA 50392-0001	7.45%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	6.19%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Small Cap Growth Fund Institutional Class	Edward D Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043-3009	25.85%
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	18.03%
	The Poetry Foundation 61 W Superior St Chicago, IL 60654-5457	15.42%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	14.56%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	13.39%
Neuberger Berman Small Cap Growth Fund Investor Class	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	21.76%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	21.75%
Neuberger Berman Small Cap Growth Fund Trust Class	Citigroup Global Markets Inc 388 Greenwich Street New York, NY 10013-2375	58.92%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	9.26%
Neuberger Berman Small Cap Growth Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	48.81%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	12.49%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	12.16%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	5.86%
Neuberger Berman Small Cap Growth Fund Class C	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	25.47%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	16.53%
	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	11.34%
	MSSB 15331 Murray Hill St Detroit, MI 48227-1943	7.32%
Neuberger Berman Small Cap Growth Fund Class R3	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	80.76%
	American United Life Ins Co PO Box 1995 Indianapolis, IN 46206-9102	9.27%
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	8.96%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Socially Responsive Fund Class A	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	15.25%
	Raymond James Omnibus 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10.31%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.96%
Neuberger Berman Socially Responsive Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville, FL 32246-6484	19.65%
	UBS WM USA 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	8.22%
Neuberger Berman Socially Responsive Fund Investor Class	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	27.93%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	11.27%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	5.34%
Neuberger Berman Socially Responsive Fund Institutional Class	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	29.11%
	Prudential Investment Management Service 100 Mulberry St 3 Gateway Center Fl 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	9.99%

Fund and Class	Name and Address	Percent Owned
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	9.51%
	Teachers Retirement System of the City of New York 55 Water St Fl 16 New York, NY 10041-0004	7.91%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	6.66%
	The Northern Trust Co PO Box 92994 Chicago, IL 60675-0001	5.23%
Neuberger Berman Socially Responsive Fund Trust Class	Hartford Life Insurance Co 1 Griffin Rd N Windsor, CT 06095-1512	18.37%
	National Financial Services Corp PO Box 3908 Church St Station New York, NY 10008-3908	12.54%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1999	11.87%
Neuberger Berman Socially Responsive Fund Class R3	ING Life Insurance and Annuity Co One Orange Way Windsor, CT 06095-4773	32.90%
	Hartford Life Insurance Co 1 Griffin Rd N Windsor, CT 06095-1512	29.68%
	NFS LLC FEBO Reliance Trust Co Ttee/Cust For Trs FBO Various Ret Plans 1150 S Olive St Los Angeles, CA 90015-2211	16.29%

Fund and Class	Name and Address	Percent Owned
	Counsel Trust DBA MATC FBO Human Arc Incentive Savings Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh, PA 15222-4228	5.91%

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2011:

The audited financial statements of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Value Fund; Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody's Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS’ Long Term Obligations:

The following descriptions of DBRS’ long-term obligation ratings have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS Commercial Paper and Short-Term Debt Ratings:

The following descriptions of DBRS’s commercial paper and short-term debt ratings have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.